                                                                  Exhibit 10.152

================================================================================


                           GLIMCHER LLOYD CENTER, LLC
                a Delaware limited liability company, as grantor
                                                       (Borrower)
                                       to


                 TRANSNATION TITLE INSURANCE COMPANY, as trustee
                                                        (Trustee)
                               for the benefit of


                    LEHMAN BROTHERS BANK FSB, as beneficiary
                                                     (Lender)
                           --------------------------


                       FEE AND LEASEHOLD DEED OF TRUST AND
                               SECURITY AGREEMENT

                           --------------------------

                          Dated: As of October 12, 2001

                          Location: Lloyd Center
                                    Portland, Oregon

                          County:   Multnomah

                          PREPARED BY AND UPON
                          RECORDATION RETURN TO:

                          Cadwalader, Wickersham & Taft
                          100 Maiden Lane
                          New York, New York 10038

                          Attention: Fredric L. Altschuler, Esq.


================================================================================
STATUTORY NOTICE:

         A. The address of the entity holding a lien or other interest by this instrument is:
                           Lehman Brothers Bank FSB
                           921 North Orange Street
                           Wilmington, Delaware 19801

         B. The tax account number(s) of the property subject to the lien or in which the interest is created:

                    Account No.     R488239          R64979-5810
                                    R182315          R39621-3980                R182267          R39621-1710
                                    R182406          R39621-5790                R182266          R39621-1690
                                    R182407          R39621-5960                R182264          R39621-1500
                                    R182268          R39621-1760                R182251          R39620-7800
                                    R182269          R39621-1770                R182250          R39620-7780
                                    R182265          R39621-1610                R182316          R39621-4000
                                    R182260          R39621-0170                R182272          R39621-1880

             FEE AND LEASEHOLD DEED OF TRUST AND SECURITY AGREEMENT

                  THIS FEE AND LEASEHOLD DEED OF TRUST AND SECURITY AGREEMENT (this "SECURITY INSTRUMENT") is made as of this 12th day of October, 2001, by GLIMCHER LLOYD CENTER, LLC, a Delaware limited liability company, having its principal place of business at 20 South Third Street, Columbus, Ohio 43215, as grantor ("BORROWER") to TRANSNATION TITLE INSURANCE COMPANY, having an address at 1515 SW 5th Avenue, Suite 850, Portland, Oregon 97201, as trustee ("TRUSTEE") for the benefit of LEHMAN BROTHERS BANK FSB, a federal stock savings bank, having an address at 921 North Orange Street, Wilmington, Delaware 19801, as beneficiary ("LENDER").


                              W I T N E S S E T H:
                               - - - - - - - - - -

                  WHEREAS, this Security Instrument is given to secure a loan (the "LOAN") in the principal sum of ONE HUNDRED THIRTY MILLION AND NO/100 DOLLARS ($130,000,000) advanced pursuant to that certain Loan Agreement dated as of the date hereof between Borrower and Lender (as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, the "LOAN AGREEMENT") and evidenced by that certain Promissory Note dated the date hereof made by Borrower to Lender (such Note, together with all extensions, renewals, replacements, restatements or modifications thereof being hereinafter referred to as the "NOTE");

                  WHEREAS, Borrower desires to secure the payment of the Debt (as defined in the Loan Agreement) and the performance of all of its obligations under the Note, the Loan Agreement and the other Loan Documents; and

                  WHEREAS, this Security Instrument is given pursuant to the Loan Agreement, and payment, fulfillment, and performance by Borrower of its obligations thereunder and under the other Loan Documents are secured hereby, and each and every term and provision of the Loan Agreement and the Note, including the rights, remedies, obligations, covenants, conditions, agreements, indemnities, representations and warranties of the parties therein, are hereby incorporated by reference herein as though set forth in full and shall be considered a part of this Security Instrument (the Loan Agreement, the Note, this Security Instrument, that certain Assignment of Leases and Rents of even date herewith made by Borrower in favor of Lender (the "ASSIGNMENT OF LEASES") and all other documents evidencing or securing the Debt are hereinafter referred to collectively as the "LOAN DOCUMENTS").

                  NOW THEREFORE, in consideration of the making of the Loan by Lender and the covenants, agreements, representations and warranties set forth in this Security Instrument:

Article 1 - GRANTS OF SECURITY

                  Section 1.1 PROPERTY CONVEYED. Borrower does hereby irrevocably grant, bargain, sell, pledge, assign, warrant, transfer and convey to Trustee and its successors and assigns, in trust, with Power of Sale for the benefit of Lender, as beneficiary in trust, the following property, rights, interests and estates now owned, or hereafter acquired by Borrower (collectively, the "PROPERTY"):

                  (a) LAND. The real property described in EXHIBIT A attached hereto and made a part hereof (the "LAND") and all of Borrower's right, title, interest, privileges and options created by that certain ground lease described on EXHIBIT B hereto (as such ground lease may be amended, modified, extended or supplemented from time to time, the "GROUND LEASE");

                  (b) ADDITIONAL LAND. All additional lands, estates and development rights hereafter acquired by Borrower for use in connection with the Land and the development of the Land and all additional lands and estates therein which may, from time to time, by supplemental mortgage or otherwise be expressly made subject to the lien of this Security Instrument;

                  (c) IMPROVEMENTS. The buildings, structures, fixtures, additions, enlargements, extensions, modifications, repairs, replacements and improvements now or hereafter erected or located on the Land (collectively, the "IMPROVEMENTS");

                  (d) EASEMENTS. All easements, rights-of-way or use, rights, strips and gores of land, streets, ways, alleys, passages, sewer rights, water, water courses, water rights and powers, air rights and development rights, and all estates, rights, titles, interests, privileges, liberties, servitudes, tenements, hereditaments and appurtenances of any nature whatsoever, in any way now or hereafter belonging, relating or pertaining to the Land and the Improvements and the reversion and reversions, remainder and remainders, and all land lying in the bed of any street, road or avenue, opened or proposed, in front of or adjoining the Land, to the center line thereof and all the estates, rights, titles, interests, dower and rights of dower, curtesy and rights of curtesy, property, possession, claim and demand whatsoever, both at law and in equity, of Borrower of, in and to the Land and the Improvements and every part and parcel thereof, with the appurtenances thereto;

                  (e) EQUIPMENT. All "equipment," as such term is defined in
Article 9 of the Uniform Commercial Code, now owned or hereafter acquired by Borrower, which is used at or in connection with the Improvements or the Land or is located thereon or therein (including, but not limited to, all machinery, equipment, furnishings, and electronic data-processing and other office equipment now owned or hereafter acquired by Borrower and any and all additions, substitutions and replacements of any of the foregoing), together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto (collectively, the "EQUIPMENT"). Notwithstanding the foregoing, Equipment shall not include any property belonging to tenants under leases except to the extent that Borrower shall have any right or interest therein;

                  (f) FIXTURES. All Equipment now owned, or the ownership of which is hereafter acquired, by Borrower which is so related to the Land and Improvements forming part of the Property that it is deemed fixtures or real property under the law of the particular state in which the Equipment is located, including, without limitation, all building or construction materials intended for construction, reconstruction, alteration or repair of or installation on the Property, construction equipment, appliances, machinery, plant equipment, fittings, apparatuses, fixtures and other items now or hereafter attached to, installed in or used in connection with

(temporarily or permanently) any of the Improvements or the Land, including, but not limited to, engines, devices for the operation of pumps, pipes, plumbing, cleaning, call and sprinkler systems, fire extinguishing apparatuses and equipment, heating, ventilating, plumbing, laundry, incinerating, electrical, air conditioning and air cooling equipment and systems, gas and electric machinery, appurtenances and equipment, pollution control equipment, security systems, disposals, dishwashers, refrigerators and ranges, recreational equipment and facilities of all kinds, and water, gas, electrical, storm and sanitary sewer facilities, utility lines and equipment (whether owned individually or jointly with others, and, if owned jointly, to the extent of Borrower's interest therein) and all other utilities whether or not situated in easements, all water tanks, water supply, water power sites, fuel stations, fuel tanks, fuel supply, and all other structures, together with all accessions, appurtenances, additions, replacements, betterments and substitutions for any of the foregoing and the proceeds thereof (collectively, the "FIXTURES"). Notwithstanding the foregoing, "Fixtures" shall not include any property which tenants are entitled to remove pursuant to leases except to the extent that Borrower shall have any right or interest therein;

                  (g) PERSONAL PROPERTY. All furniture, furnishings, objects of art, machinery, goods, tools, supplies, appliances, general intangibles, contract rights, accounts, accounts receivable, franchises, licenses, certificates and permits, and all other personal property of any kind or character whatsoever (as defined in and subject to the provisions of the Uniform Commercial Code as hereinafter defined), other than Fixtures, which are now or hereafter owned by Borrower and which are located within or about the Land and the Improvements, together with all accessories, replacements and substitutions thereto or therefor and the proceeds thereof (collectively, the "PERSONAL PROPERTY"), and the right, title and interest of Borrower in and to any of the Personal Property which may be subject to any security interests, as defined in the Uniform Commercial Code, as adopted and enacted by the state or states where any of the Property is located (the "UNIFORM COMMERCIAL CODE"), superior in lien to the lien of this Security Instrument and all proceeds and products of the above;

                  (h) LEASES AND RENTS. All leases and other agreements affecting the use, enjoyment or occupancy of the Land and the Improvements heretofore or hereafter entered into, whether before or after the filing by or against Borrower of any petition for relief under 11 U.S.C. ss.101 et seq., as the same may be amended from time to time (the "BANKRUPTCY CODE") (collectively, the "LEASES") and all right, title and interest of Borrower, its successors and assigns therein and thereunder, including, without limitation, cash or securities deposited thereunder to secure the performance by the lessees of their obligations thereunder and all rents, additional rents, revenues, issues and profits (including all oil and gas or other mineral royalties and bonuses) from the Land and the Improvements whether paid or accruing before or after the filing by or against Borrower of any petition for relief under the Bankruptcy Code (collectively, the "RENTS") and all proceeds from the sale or other disposition of the Leases and the right to receive and apply the Rents to the payment of the Debt;

                  (i) CONDEMNATION AWARDS. All awards or payments, including interest thereon, which may heretofore and hereafter be made with respect to the Property, whether from the exercise of the right of eminent domain (including but not limited to any transfer made in lieu of or in anticipation of the exercise of the right), or for a change of grade, or for any other injury to or decrease in the value of the Property;

                  (j) INSURANCE PROCEEDS. All proceeds in respect of the Property under any insurance policies covering the Property, including, without limitation, the right to receive and apply the proceeds of any insurance, judgments, or settlements made in lieu thereof, for damage to the Property;

                  (k) TAX CERTIORARI. All refunds, rebates or credits in connection with reduction in real estate taxes and assessments charged against the Property as a result of tax certiorari or any applications or proceedings for reduction;

                  (l) CONVERSION. All proceeds of the conversion, voluntary or involuntary, of any of the foregoing including, without limitation, proceeds of insurance and condemnation awards, into cash or liquidation claims;

                  (m) RIGHTS. The right, in the name and on behalf of Borrower, to appear in and defend any action or proceeding brought with respect to the Property and to commence any action or proceeding to protect the interest of Lender in the Property;

                  (n) AGREEMENTS. All agreements, contracts, certificates, instruments, franchises, permits, licenses, plans, specifications and other documents, now or hereafter entered into, and all rights therein and thereto, respecting or pertaining to the use, occupation, construction, management or operation of the Land and any part thereof and any Improvements or respecting any business or activity conducted on the Land and any part thereof and all right, title and interest of Borrower therein and thereunder, including, without limitation, the right, upon the happening of any default hereunder, to receive and collect any sums payable to Borrower thereunder;

                  (o) TRADEMARKS. All tradenames, trademarks, servicemarks, logos, copyrights, goodwill, books and records and all other general intangibles relating to or used in connection with the operation of the Property;

                  (p) OTHER RIGHTS. Any and all other rights of Borrower in and to the items set forth in Subsections (a) through (o) above.

                  AND without limiting any of the other provisions of this Security Instrument, to the extent permitted by applicable law, Borrower expressly grants to Trustee, as secured party, a security interest in the portion of the Property which is or may be subject to the provisions of the Uniform Commercial Code which are applicable to secured transactions; it being understood and agreed that the Improvements and Fixtures are part and parcel of the Land (the Land, the Improvements and the Fixtures collectively referred to as the "REAL PROPERTY") appropriated to the use thereof and, whether affixed or annexed to the Real Property or not, shall for the purposes of this Security Instrument be deemed conclusively to be real estate and conveyed hereby.

                  SECTION 1.2 ASSIGNMENT OF RENTS. Borrower hereby absolutely and unconditionally assigns to Lender and Trustee all of Borrower's right, title and interest in and to all current and future Leases and Rents; it being intended by Borrower that this assignment constitutes a present, absolute assignment and not an assignment for additional security only. Nevertheless, subject to the terms of the Assignment of Leases and Section 7.1(h) of this

Security Instrument, Lender grants to Borrower a revocable license to collect, receive, use and enjoy the Rents. Borrower shall hold the Rents, or a portion thereof sufficient to discharge all current sums due on the Debt, for use in the payment of such sums.

                  Section 1.3 SECURITY AGREEMENT. This Security Instrument is both a real property deed of trust and a "security agreement" within the meaning of the Uniform Commercial Code. The Property includes both real and personal property and all other rights and interests, whether tangible or intangible in nature, of Borrower in the Property. By executing and delivering this Security Instrument, Borrower hereby grants to Lender, as security for the Obligations (hereinafter defined), a security interest in the Fixtures, the Equipment and the Personal Property to the full extent that the Fixtures, the Equipment and the Personal Property may be subject to the Uniform Commercial Code (said portion of the Property so subject to the Uniform Commercial Code being called the "COLLATERAL"). If an Event of Default shall occur and be continuing, Lender, in addition to any other rights and remedies which it may have, shall have and may exercise immediately and without demand, any and all rights and remedies granted to a secured party upon default under the Uniform Commercial Code, including, without limiting the generality of the foregoing, the right to take possession of the Collateral or any part thereof, and to take such other measures as Lender may deem necessary for the care, protection and preservation of the Collateral. Upon request or demand of Lender after the occurrence and during the continuance of an Event of Default, Borrower shall, at its expense, assemble the Collateral and make it available to Lender at a convenient place (at the Land if tangible property) reasonably acceptable to Lender. Borrower shall pay to Lender on demand any and all expenses, including reasonable legal expenses and attorneys' fees, incurred or paid by Lender in protecting its interest in the Collateral and in enforcing its rights hereunder with respect to the Collateral after the occurrence and during the continuance of an Event of Default. Any notice of sale, disposition or other intended action by Lender with respect to the Collateral sent to Borrower in accordance with the provisions hereof at least ten (10) business days prior to such action, shall, except as otherwise provided by applicable law, constitute reasonable notice to Borrower. The proceeds of any disposition of the Collateral, or any part thereof, may, except as otherwise required by applicable law, be applied by Lender to the payment of the Debt in such priority and proportions as Lender in its discretion shall deem proper. Borrower's (Debtor's) principal place of business is as set forth on page one hereof and the address of Lender (Secured Party) is as set forth on page one hereof.

                  Section 1.4 FIXTURE FILING. Certain of the Property is or will become "fixtures" (as that term is defined in the Uniform Commercial Code) on the Land, described or referred to in this Security Instrument, and this Security Instrument, upon being filed for record in the real estate records of the city or county wherein such fixtures are situated, shall operate also as a financing statement naming Borrower as the Debtor and Lender as the Secured Party filed as a fixture filing in accordance with the applicable provisions of said Uniform Commercial Code upon such of the Property that is or may become fixtures.

                  Section 1.5 PLEDGES OF MONIES HELD. Borrower hereby pledges to Lender any and all monies now or hereafter held by Lender or on behalf of Lender, including, without limitation, any sums deposited in the Clearing Account, the Reserve Funds and Net Proceeds, as additional security for the Obligations until expended or applied as provided in this Security Instrument.

                               CONDITIONS TO GRANT

                  TO HAVE AND TO HOLD the above granted and described Property unto and to the use and benefit of Trustee and its successors and assigns, forever;

                  IN TRUST, WITH POWER OF SALE, to secure payment to Lender of the Obligations at the time and in the manner provided for its payment in the Note and in this Security Instrument.

                  PROVIDED, HOWEVER, these presents are upon the express condition that, if Borrower shall well and truly pay to Lender the Debt at the time and in the manner provided in the Note, the Loan Agreement and this Security Instrument, shall well and truly perform the Other Obligations as set forth in this Security Instrument and shall well and truly abide by and comply with each and every covenant and condition set forth herein and in the Note, the Loan Agreement and the other Loan Documents, these presents and the estate hereby granted shall cease, terminate and be void; provided, however, that Borrower's obligation to indemnify and hold harmless Lender pursuant to the provisions hereof shall survive any such payment or release.

                    Article 2 - DEBT AND OBLIGATIONS SECURED

                  Section 2.1 DEBT. This Security Instrument and the grants, assignments and transfers made in Article 1 are given for the purpose of securing the Debt.

                  Section 2.2 OTHER OBLIGATIONS. This Security Instrument and the grants, assignments and transfers made in Article 1 are also given for the purpose of securing the following (the "OTHER OBLIGATIONS"):

                  (a) the performance of all other obligations of Borrower contained herein;

                  (b) the performance of each obligation of Borrower contained in the Loan Agreement and any other Loan Document; and

                  (c) the performance of each obligation of Borrower contained in any renewal, extension, amendment, modification, consolidation, change of, or substitution or replacement for, all or any part of the Note, the Loan Agreement or any other Loan Document.

                  Section 2.3 DEBT AND OTHER OBLIGATIONS. Borrower's obligations for the payment of the Debt and the performance of the Other Obligations shall be referred to collectively herein as the "OBLIGATIONS."


                         Article 3 - BORROWER COVENANTS

                  Borrower covenants and agrees that:

                  Section 3.1 PAYMENT OF DEBT. Borrower will pay the Debt at the time and in the manner provided in the Loan Agreement, the Note and this Security Instrument.

                  Section 3.2 NCORPORATION BY REFERENCE. All the covenants, conditions and agreements contained in (a) the Loan Agreement, (b) the Note and
(c) all and any of the other Loan Documents, are hereby made a part of this Security Instrument to the same extent and with the same force as if fully set forth herein.

                  Section 3.3 INSURANCE. Borrower shall obtain and maintain, or cause to be maintained, in full force and effect at all times insurance with respect to Borrower and the Property as required pursuant to the Loan Agreement.

                  Section 3.4 MAINTENANCE OF PROPERTY. Borrower shall cause the Property to be maintained in a good and safe condition and repair. The Improvements, the Fixtures, the Equipment and the Personal Property shall not be removed, demolished or materially altered (except for normal replacement of the Fixtures, the Equipment or the Personal Property, tenant finish and refurbishment of the Improvements) without the consent of Lender. Borrower shall promptly repair, replace or rebuild any part of the Property which may be destroyed by any casualty, or become damaged, worn or dilapidated and shall complete and pay for any structure at any time in the process of construction or repair on the Land.

                  Section 3.5 WASTE. Borrower shall not commit or suffer any waste of the Property or make any change in the use of the Property which will in any way materially increase the risk of fire or other hazard arising out of the operation of the Property, or take any action that might invalidate or allow the cancellation of any Policy, or do or permit to be done thereon anything that may in any way materially impair the value of the Property or the security of this Security Instrument. Borrower will not, without the prior written consent of Lender, permit any drilling or exploration for or extraction, removal, or production of any minerals from the surface or the subsurface of the Land, regardless of the depth thereof or the method of mining or extraction thereof.

                  Section 3.6 PAYMENT FOR LABOR AND MATERIALS. (a) Borrower will promptly pay when due all bills and costs for labor, materials, and specifically fabricated materials ("LABOR AND MATERIAL COSTS") incurred in connection with the Property and never permit to exist beyond the due date thereof in respect of the Property or any part thereof any lien or security interest, even though inferior to the liens and the security interests hereof, and in any event never permit to be created or exist in respect of the Property or any part thereof any other or additional lien or security interest other than the liens or security interests hereof except for the Permitted Encumbrances.

                  (b) After prior written notice to Lender, Borrower, at its own expense, may contest by appropriate legal proceeding, promptly initiated and conducted in good faith and with due diligence, the amount or validity or application in whole or in part of any of the Labor and Material Costs, provided that (i) no Event of Default has occurred and is continuing under the Loan Agreement, the Note, this Security Instrument or any of the other Loan Documents, (ii) Borrower is permitted to do so under the provisions of any other mortgage, deed of trust or deed to secure debt affecting the Property, (iii) such proceeding shall suspend the collection of the Labor and Material Costs from Borrower and from the Property or Borrower shall have paid all of the Labor and Material Costs under protest, (iv) such proceeding shall be permitted under and be conducted in accordance with the provisions of any other instrument to which Borrower is subject and shall not constitute a default thereunder, (v) neither the Property nor any part thereof or interest therein will be in danger of being sold, forfeited, terminated, canceled or lost, and (vi) Borrower shall have furnished the security as may be required in the proceeding, or as may be reasonably requested by Lender to insure the payment of any contested Labor and Material Costs, together with all interest and penalties thereon.

                  Section 3.7 PERFORMANCE OF OTHER AGREEMENTS. Borrower shall observe and perform each and every term, covenant and provision to be observed or performed by Borrower pursuant to the Loan Agreement, any other Loan Document and any other agreement or recorded instrument affecting or pertaining to the Property and any amendments, modifications or changes thereto.

                  Section 3.8 CHANGE OF NAME, IDENTITY OR STRUCTURE. Borrower shall not change Borrower's name, identity (including its trade name or names) or, if not an individual, Borrower's corporate, partnership or other structure without notifying Lender of such change in writing at least thirty
(30) days prior to the effective date of such change and, in the case of a change in Borrower's structure, without first obtaining the prior written consent of Lender,. Borrower shall execute and deliver to Lender, prior to or contemporaneously with the effective date of any such change, any financing statement or financing statement change required by Lender to establish or maintain the validity, perfection and priority of the security interest granted herein. At the request of Lender, Borrower shall execute a certificate in form satisfactory to Lender listing the trade names under which Borrower intends to operate the Property, and representing and warranting that Borrower does business under no other trade name with respect to the Property.

                     Article 4 - OBLIGATIONS AND RELIANCES

                  Section 4.1 RELATIONSHIP OF BORROWER AND LENDER. The relationship between Borrower and Lender is solely that of debtor and creditor, and Lender has no fiduciary or other special relationship with Borrower, and no term or condition of any of the Loan Agreement, the Note, this Security Instrument and the other Loan Documents shall be construed so as to deem the relationship between Borrower and Lender to be other than that of debtor and creditor.

                  Section 4.2 NO RELIANCE ON LENDER. The general partners, members, principals and (if Borrower is a trust) beneficial owners of Borrower are experienced in the ownership and operation of properties similar to the Property, and Borrower and Lender are relying solely upon such expertise and business plan in connection with the ownership and operation of the Property. Borrower is not relying on Lender's expertise, business acumen or advice in connection with the Property.

                  Section 4.3 NO LENDER OBLIGATIONS. (a) Notwithstanding the provisions of SUBSECTIONS 1.1(h) AND (n) or SECTION 1.2, Lender is not undertaking the performance of (i) any obligations under the Leases; or (ii) any obligations with respect to such agreements, contracts, certificates, instruments, franchises, permits, trademarks, licenses and other documents.

                  (b) By accepting or approving anything required to be observed, performed or fulfilled or to be given to Lender pursuant to this Security Instrument, the Loan Agreement, the Note or the other Loan Documents, including, without limitation, any officer's certificate, balance sheet, statement of profit and loss or other financial statement, survey, appraisal, or insurance policy, Lender shall not be deemed to have warranted, consented to, or affirmed the sufficiency, the legality or effectiveness of same, and such acceptance or approval thereof shall not constitute any warranty or affirmation with respect thereto by Lender.

                  Section 4.4 RELIANCE. Borrower recognizes and acknowledges that in accepting the Loan Agreement, the Note, this Security Instrument and the other Loan Documents, Lender is expressly and primarily relying on the truth and accuracy of the warranties and representations set forth in
Section 4.1 of the Loan Agreement without any obligation to investigate the Property and notwithstanding any investigation of the Property by Lender; that such reliance existed on the part of Lender prior to the date hereof, that the warranties and representations are a material inducement to Lender in making the Loan; and that Lender would not be willing to make the Loan and accept this Security Instrument in the absence of the warranties and representations as set forth in Section 4.1 of the Loan Agreement.

                         Article 5 - FURTHER ASSURANCES

                  Section 5.1 RECORDING OF SECURITY INSTRUMENT, ETC. Borrower forthwith upon the execution and delivery of this Security Instrument and thereafter, from time to time, will cause this Security Instrument and any of the other Loan Documents creating a lien or security interest or evidencing the lien hereof upon the Property and each instrument of further assurance to be filed, registered or recorded in such manner and in such places as may be required by any present or future law in order to publish notice of and fully to protect and perfect the lien or security interest hereof upon, and the interest of Lender in, the Property. Borrower will pay all taxes, filing, registration or recording fees, and all expenses incident to the preparation, execution, acknowledgment and/or recording of the Note, this Security Instrument, the other Loan Documents, any note, deed of trust or mortgage supplemental hereto, any security instrument with respect to the Property and any instrument of further assurance, and any modification or amendment of the foregoing documents, and all federal, state, county and municipal taxes, duties, imposts, assessments and charges arising out of or in connection with the execution and delivery of this Security Instrument, any deed of trust or mortgage supplemental hereto, any security instrument with respect to the Property or any instrument of further assurance, and any modification or amendment of the foregoing documents, except where prohibited by law so to do.

                  Section 5.2 FURTHER ACTS, ETC. Borrower will, at the cost of Borrower, and without expense to Lender, do, execute, acknowledge and deliver all and every such further acts, deeds, conveyances, deeds of trust, assignments, notices of assignments, transfers and assurances as Lender shall, from time to time, reasonably require, for the better assuring, conveying, assigning, transferring, and confirming unto Lender and Trustee the property and rights hereby deeded, granted, bargained, sold, conveyed, confirmed, pledged, assigned, warranted and transferred or intended now or hereafter so to be, or which Borrower may be or may hereafter become bound to convey or assign to Trustee or Lender, or for carrying out the intention or facilitating the performance of the terms of this Security Instrument or for filing, registering or recording this Security Instrument, or for complying with all Legal Requirements. Borrower, on demand, will execute and deliver, and in the event it shall fail to so execute and deliver, hereby authorizes Lender to execute in the name of Borrower or without the signature of Borrower to the extent Lender may lawfully do so, one or more financing statements to evidence more effectively the security interest of Lender in the Property. Borrower grants to Lender an irrevocable power of attorney coupled with an interest for the purpose of exercising and perfecting any and all rights and remedies available to Lender at law and in equity, including without limitation such rights and remedies available to Lender pursuant to this Section 5.2. Nothing contained in this
Section 5.2 shall be deemed to create an obligation on the part of Borrower to pay any costs and expenses incurred by Lender in connection with the Securitization or other sale or transfer of the Loan.

                  Section 5.3 CHANGES IN TAX, DEBT, CREDIT AND DOCUMENTARY STAMP LAWS. (a) If any law is enacted or adopted or amended after the date of this Security Instrument which deducts the Debt from the value of the Property for the purpose of taxation or which imposes a tax, either directly or indirectly, on the Debt or Lender's interest in the Property, Borrower will pay the tax, with interest and penalties thereon, if any. If Lender is advised by counsel chosen by it that the payment of tax by Borrower would be unlawful or taxable to Lender or unenforceable or provide the basis for a defense of usury then Lender shall have the option by written notice of not less than one hundred twenty (120) days to declare the Debt immediately due and payable.

                  (b) Borrower will not claim or demand or be entitled to any credit or credits on account of the Debt for any part of the Taxes or Other Charges assessed against the Property, or any part thereof, and no deduction shall otherwise be made or claimed from the assessed value of the Property, or any part thereof, for real estate tax purposes by reason of this Security Instrument or the Debt. If such claim, credit or deduction shall be required by law, Lender shall have the option, by written notice of not less than one hundred twenty (120) days, to declare the Debt immediately due and payable.

                  (c) If at any time the United States of America, any State thereof or any subdivision of any such State shall require revenue or other stamps to be affixed to the Note, this Security Instrument, or any of the other Loan Documents or impose any other tax or charge on the same, Borrower will pay for the same, with interest and penalties thereon, if any.

                  Section 5.4 SPLITTING OF DEED OF TRUST. This Security Instrument and the Note shall, at any time until the same shall be fully paid and satisfied, at the sole election of Lender, be split or divided into two or more notes and two or more security instruments, each of which shall cover all or a portion of the Property to be more particularly described therein. To that end, Borrower, upon written request of Lender, shall execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered by the then owner of the Property, to Lender and/or its designee or designees substitute notes and security instruments in such principal amounts, aggregating not more than the then unpaid principal amount of this Security Instrument, and containing terms, provisions and clauses similar to those contained herein and in the Note, and such other documents and instruments as may be required by Lender.

                  Section 5.5 REPLACEMENT DOCUMENTS. Upon receipt of an affidavit of an officer of Lender as to the loss, theft, destruction or mutilation of the Note or any other Loan Document which is not of public record, and, in the case of any such mutilation, upon surrender and cancellation of such Note or other Loan Document, Borrower will issue, in lieu thereof, a replacement Note or other Loan Document, dated the date of such lost, stolen, destroyed or mutilated Note or other Loan Document in the same principal amount thereof and otherwise of like tenor.

                      Article 6 - DUE ON SALE/ENCUMBRANCE

                  Section 6.1 LENDER RELIANCE. Borrower acknowledges that Lender has examined and relied on the experience of Borrower and its general partners, members, principals and (if Borrower is a trust) beneficial owners in owning and operating properties such as the Property in agreeing to make the Loan, and will continue to rely on Borrower's ownership of the Property as a means of maintaining the value of the Property as security for repayment of the Debt and the performance of the Other Obligations. Borrower acknowledges that Lender has a valid interest in maintaining the value of the Property so as to ensure that, should Borrower default in the repayment of the Debt or the performance of the Other Obligations, Lender can recover the Debt by a sale of the Property.

                  Section 6.2 NO SALE/ENCUMBRANCE. Borrower agrees that Borrower shall not, without the prior written consent of Lender, sell, convey, mortgage, grant, bargain, encumber, pledge, assign, or otherwise transfer the Property or any part thereof or permit the Property or any part thereof to be sold, conveyed, mortgaged, granted, bargained, encumbered, pledged, assigned, or otherwise transferred, unless Lender shall consent thereto in accordance with
Section 6.4 hereof.

                  Section 6.3 SALE/ENCUMBRANCE DEFINED. A sale, conveyance, mortgage, grant, bargain, encumbrance, pledge, assignment, or transfer within the meaning of this Article 6 shall be deemed to include, but not be limited to,
(a) an installment sales agreement wherein Borrower agrees to sell the Property or any part thereof for a price to be paid in installments; (b) an agreement by Borrower leasing all or a substantial part of the Property for other than actual occupancy by a space tenant thereunder or a sale, assignment or other transfer of, or the grant of a security interest in, Borrower's right, title and interest in and to any Leases or any Rents; (c) the voluntary or involuntary sale, conveyance, transfer or pledge of the stock of the general partner of Borrower (or the stock of any corporation directly or indirectly controlling such general partner by operation of law or otherwise) or the creation or issuance of new stock by which an aggregate of more than ten percent (10%) of such general partner's stock shall be vested in a party or parties who are not now stockholders; (d) the voluntary or involuntary sale, conveyance, transfer or pledge of any general or limited partnership interest in Borrower; (e) if Borrower, any general partner of Borrower, any guarantor or any indemnitor is a limited liability company, the change, removal or resignation of a member or managing member or the transfer or pledge of the interest of any member or managing member or any profits or proceeds relating to such interest; or (f) any other transfer prohibited by the terms of the Loan Agreement.

                  Section 6.4 LENDER'S RIGHTS. Lender reserves the right to condition the consent required hereunder upon (a) a modification of the terms hereof and of the Loan

Agreement, the Note or the other Loan Documents; (b) an assumption of the Loan Agreement, the Note, this Security Instrument and the other Loan Documents as so modified by the proposed transferee, subject to the provisions of Section
9.4 of the Loan Agreement; (c) payment of all of Lender's reasonable expenses incurred in connection with such transfer; (d) the confirmation in writing by the applicable Rating Agencies that the proposed transfer will not, in and of itself, result in a downgrade, qualification or withdrawal of the initial, or, if higher, then current ratings assigned in connection with any Securitization;
(e) the delivery of a nonconsolidation opinion reflecting the proposed transfer satisfactory in form and substance to Lender; (f) the proposed transferee's continued compliance with the representations and covenants set forth in
Section 4.1.30 and 5.2.12 of the Loan Agreement; (g) the delivery of evidence satisfactory to Lender that the single purpose nature and bankruptcy remoteness of Borrower, its shareholders, partners or members, as the case may be, following such transfers are in accordance with the standards of the Rating Agencies, or (h) such other conditions as Lender shall determine in its reasonable discretion to be in the interest of Lender, including, without limitation, the creditworthiness, reputation and qualifications of the transferee with respect to the Loan and the Property. Lender shall not be required to demonstrate any actual impairment of its security or any increased risk of default hereunder in order to declare the Debt immediately due and payable upon Borrower's sale, conveyance, mortgage, grant, bargain, encumbrance, pledge, assignment, or transfer of the Property without Lender's consent. This provision shall apply to every sale, conveyance, mortgage, grant, bargain, encumbrance, pledge, assignment, or transfer of the Property regardless of whether voluntary or not, or whether or not Lender has consented to any previous sale, conveyance, mortgage, grant, bargain, encumbrance, pledge, assignment, or transfer of the Property.



                 Article 7 - RIGHTS AND REMEDIES UPON DEFAULT

                  Section 7.1 REMEDIES. Upon the occurrence and during the continuance of any Event of Default, Borrower agrees that Lender or Trustee, or both, may take such action, without notice or demand, as it deems advisable to protect and enforce its rights against Borrower and in and to the Property, including, but not limited to, the following actions, each of which may be pursued concurrently or otherwise, at such time and in such order as Lender or Trustee may determine, in their sole discretion, without impairing or otherwise affecting the other rights and remedies of Lender or Trustee:

                  (a) declare the entire unpaid Debt to be immediately due and payable;

                  (b) institute proceedings, judicial or otherwise, for the complete foreclosure of this Security Instrument under any applicable provision of law, in which case the Property or any interest therein may be sold for cash or upon credit in one or more parcels or in several interests or portions and in any order or manner;

                  (c) with or without entry, to the extent permitted and pursuant to the procedures provided by applicable law, institute proceedings for the partial foreclosure of this Security Instrument for the portion of the Debt then due and payable, subject to the continuing lien and security interest of this Security Instrument for the balance of the Debt not then due, unimpaired and without loss of priority;

                  (d) sell for cash or upon credit the Property or any part thereof and all estate, claim, demand, right, title and interest of Borrower therein and rights of redemption thereof, pursuant to power of sale or otherwise, at one or more sales, as an entity or in parcels, at such time and place, upon such terms and after such notice thereof, all as may be required or permitted by law and, without limiting the foregoing;

              (i) In connection with any sale or sales hereunder, Lender or the Trustee shall be entitled to elect to treat any of the Property which consists of a right in action or which is property that can be severed from the Real Property covered hereby or any improvements without causing structural damage thereto as if the same were personal property, and dispose of the same in accordance with applicable law, separate and apart from the sale of Real Property. Where the Property consists of Real Property, Personal Property, Equipment or Fixtures, whether or not such Personal Property or Equipment is located on or within the Real Property, Lender and/or the Trustee shall be entitled to elect to exercise its rights and remedies against any or all of the Real Property, Personal Property, Equipment and Fixtures in such order and manner as is now or hereafter permitted by applicable law;

              (ii) Lender and/or the Trustee shall be entitled to elect to proceed against any or all of the Real Property, Personal Property, Equipment and Fixtures in any manner permitted under applicable law; and if Lender and/or the Trustee so elects pursuant to applicable law, the power of sale herein granted shall be exercisable with respect to all or any of the Real Property, Personal Property, Equipment and Fixtures covered hereby, as designated by Lender and/or the Trustee and Trustee is hereby authorized and empowered to conduct any such sale of any Real Property, Personal Property, Equipment and Fixtures in accordance with the procedures applicable to Real Property;

              (iii) Should Lender and/or the Trustee elect to sell any portion of the Property which is Real Property or which is Personal Property, Equipment or Fixtures that the Lender and/or the Trustee has elected under applicable law to sell together with Real Property in accordance with the laws governing a sale of Real Property, Lender and/or the Trustee shall give such notice of Event of Default, if any, and election to sell as may then be required by law. Thereafter, upon the expiration of such time and the giving of such notice of sale as may then be required by law, and without the necessity of any demand on Borrower, Lender and/or the Trustee at the time and place specified in the notice of sale, shall sell such Real Property or part thereof at public auction to the highest bidder for cash in lawful money of the United States. Lender or the Trustee may from time to time postpone any sale hereunder by public announcement thereof at the time and place noticed therefor;

              (iv) If the Property consists of several lots, parcels or items of property, Lender or the Trustee shall, subject to applicable law, (A) designate the order in which such lots, parcels or items shall be offered for sale or sold, or (B) elect to sell such lots, parcels or items through a single sale, or through two or more successive sales, or in any other manner Lender or the Trustee designates. Any Person, other than the Trustee, including Borrower or Lender, may purchase at any sale hereunder. Should Lender or the Trustee desire that more than one sale or other disposition of the Property be conducted, Lender or the Trustee shall, subject to applicable law, cause such sales or dispositions to be conducted simultaneously, or successively, on the same day, or at such different days or times and in such order as Lender or the Trustee may designate, and no such sale shall terminate or otherwise affect the lien of this Security Instrument on any part of the Property not sold until all the Debt has been paid in full. In the event Lender or the Trustee elects to dispose of the Property through more than one sale, except as otherwise provided by applicable law, Borrower agrees to pay the costs and expenses of each such sale and of any judicial proceedings wherein such sale may be made;

                  (e) institute an action, suit or proceeding in equity for the specific performance of any covenant, condition or agreement contained herein, in the Note, the Loan Agreement or in the other Loan Documents;

                  (f) recover judgment on the Note either before, during or after any proceedings for the enforcement of this Security Instrument or the other Loan Documents;

                  (g) apply for the appointment of a receiver, trustee, liquidator or conservator of the Property, without notice and without regard for the adequacy of the security for the Debt and without regard for the solvency of Borrower, any guarantor, indemnitor with respect to the Loan or of any Person, liable for the payment of the Debt;

                  (h) the license granted to Borrower under SECTION 1.2 hereof shall automatically be revoked and Lender may enter into or upon the Property, either personally or by its agents, nominees or attorneys and dispossess Borrower and its agents and servants therefrom, without liability for trespass, damages or otherwise and exclude Borrower and its agents or servants wholly therefrom, and take possession of all books, records and accounts relating thereto and Borrower agrees to surrender possession of the Property and of such books, records and accounts to Lender upon demand, and thereupon Lender may (i) use, operate, manage, control, insure, maintain, repair, restore and otherwise deal with all and every part of the Property and conduct the business thereat; (ii) complete any construction on the Property in such manner and form as Lender deems advisable; (iii) make alterations, additions, renewals, replacements and improvements to or on the Property; (iv) exercise all rights and powers of Borrower with respect to the Property, whether in the name of Borrower or otherwise, including, without limitation, the right to make, cancel, enforce or modify Leases, obtain and evict tenants, and demand, sue for, collect and receive all Rents of the Property and every part thereof; (v) require Borrower to pay monthly in advance to Lender, or any receiver appointed to collect the Rents, the fair and reasonable rental value for the use and occupation of such part of the Property as may be occupied by Borrower; (vi) require Borrower to vacate and surrender possession of the Property to Lender or to such receiver and, in default thereof, Borrower may be evicted by summary proceedings or otherwise; and (vii) apply the receipts from the Property to the payment of the Debt, in such order, priority and proportions as Lender shall deem appropriate in its sole discretion after deducting therefrom all expenses (including reasonable attorneys' fees) incurred in connection with the aforesaid operations and all amounts necessary to pay the Taxes, Other Charges, insurance and other expenses in connection with the Property, as well as just and reasonable compensation for the services of Lender, its counsel, agents and employees;

                  (i) exercise any and all rights and remedies granted to a secured party upon default under the Uniform Commercial Code, including, without limiting the generality of the foregoing: (i) the right to take possession of the Fixtures, the Equipment, the Personal Property or any part thereof, and to take such other measures as Lender may deem necessary for the care, protection and preservation of the Fixtures, the Equipment, the Personal Property, and (ii) request Borrower at its expense to assemble the Fixtures, the Equipment, the Personal Property and make it available to Lender at a convenient place acceptable to Lender. Any notice of sale, disposition or other intended action by Lender with respect to the Fixtures, the Equipment, the Personal Property sent to Borrower in accordance with the provisions hereof at least ten
(10) days prior to such action, shall constitute commercially reasonable notice to Borrower;

                  (j) apply any sums then deposited or held in escrow or otherwise by or on behalf of Lender in accordance with the terms of the Loan Agreement, this Security Instrument or any other Loan Document to the payment of the following items in any order in its uncontrolled discretion:

                  (i) Taxes and Other Charges;

                 (ii) Insurance Premiums;

                (iii) Interest on the unpaid principal balance of the Note;

                 (iv) Amortization of the unpaid principal balance of the Note;

                  (v) All other sums payable pursuant to the Note, the Loan
                      Agreement, this Security Instrument and the other Loan Documents, including without limitation advances made by Lender pursuant to the terms of this Security Instrument;

                  (k) pursue such other remedies as Lender may have under applicable law; or

                  (1) apply the undisbursed balance of any Net Proceeds Deficiency deposit, together with interest thereon, to the payment of the Debt in such order, priority and proportions as Lender shall deem to be appropriate in its discretion.

In the event of a sale, by foreclosure, power of sale or otherwise, of less than all of Property, this Security Instrument shall continue as a lien and security interest on the remaining portion of the Property unimpaired and without loss of priority.

                  Section 7.2 APPLICATION OF PROCEEDS. The purchase money, proceeds and avails of any disposition of the Property, and or any part thereof, or any other sums collected by Lender pursuant to the Note, this Security Instrument or the other Loan Documents, may be applied by Lender to the payment of the Debt in such priority and proportions as Lender in its discretion shall deem proper, to the extent consistent with law.

                  Section 7.3 RIGHT TO CURE DEFAULTS. Upon the occurrence and during the continuance of any Event of Default, Lender may, but without any obligation to do so and without notice to or demand on Borrower, and without releasing Borrower from any obligation hereunder, make or do the same in such manner and to such extent as Lender may deem necessary to protect the security hereof. Lender is authorized to enter upon the Property for such purposes, or appear in, defend, or bring any action or proceeding to protect its interest in the Property or to foreclose this Security Instrument or collect the Debt, and the cost and expense thereof (including reasonable attorneys' fees to the extent permitted by law), with interest as provided in this Section 7.3, shall constitute a portion of the Debt and shall be due and payable to Lender upon demand. All such costs and expenses incurred by Lender in remedying such Event of Default or such failed payment or act or in appearing in, defending, or bringing any such action or proceeding shall bear interest at the Default Rate, for the period after notice from Lender that such cost or expense was incurred to the date of payment to Lender. All such costs and expenses incurred by Lender together with interest thereon calculated at the Default Rate shall be deemed to constitute a portion of the Debt and be secured by this Security Instrument and the other Loan Documents and shall be immediately due and payable upon demand by Lender therefor.

                  Section 7.4 ACTIONS AND PROCEEDINGS. Lender or Trustee has the right to appear in and defend any action or proceeding brought with respect to the Property and to bring any action or proceeding, in the name and on behalf of Borrower, which Lender, in its discretion, decides should be brought to protect its interest in the Property.

                  Section 7.5 RECOVERY OF SUMS REQUIRED TO BE PAID. Lender or Trustee shall have the right from time to time to take action to recover any sum or sums which constitute a part of the Debt as the same become due, without regard to whether or not the balance of the Debt shall be due, and without prejudice to the right of Lender thereafter to bring an action of foreclosure, or any other action, for a default or defaults by Borrower existing at the time such earlier action was commenced.

                  Section 7.6 EXAMINATION OF BOOKS AND RECORDS. At reasonable times and upon reasonable notice, Lender, its agents, accountants and attorneys shall have the right to examine the records, books, management and other papers of Borrower which reflect upon their financial condition, at the Property or at any office regularly maintained by Borrower where the books and records are located. Lender and its agents shall have the right to make copies and extracts from the foregoing records and other papers. In addition, at reasonable times and upon reasonable notice, Lender, its agents, accountants and attorneys shall have the right to examine and audit the books and records of Borrower pertaining to the income, expenses and operation of the Property during reasonable business hours at any office of Borrower where the books and records are located. This Section 7.6 shall apply throughout the term of the Note and without regard to whether an Event of Default has occurred or is continuing.


                  Section 7.7 OTHER RIGHTS, ETC. (a) The failure of Lender to insist upon strict performance of any term hereof shall not be deemed to be a waiver of any term of this Security Instrument. Borrower shall not be relieved of Borrower's obligations hereunder by reason of (i) the failure of Lender or Trustee to comply with any request of Borrower or any guarantor or indemnitor with respect to the Loan to take any action to foreclose this Security Instrument or otherwise enforce any of the provisions hereof or of the Note or the other Loan Documents, (ii) the release, regardless of consideration, of the whole or any part of the Property, or of any person liable for the Debt or any portion thereof, or (iii) any agreement or stipulation by Lender extending the time of payment or otherwise modifying or supplementing the terms of the Note, this Security Instrument or the other Loan Documents.

                  (b) It is agreed that the risk of loss or damage to the Property is on Borrower, and Lender shall have no liability whatsoever for decline in value of the Property, for failure to maintain the Policies, or for failure to determine whether insurance in force is adequate as to the amount of risks insured. Possession by Lender shall not be deemed an election of judicial relief, if any such possession is requested or obtained, with respect to any Property or collateral not in Lender's possession.

                  (c) Lender may resort for the payment of the Debt to any other security held by Lender in such order and manner as Lender, in its discretion, may elect. Lender or Trustee may take action to recover the Debt, or any portion thereof, or to enforce any covenant hereof without prejudice to the right of Lender or Trustee thereafter to foreclose this Security Instrument. The rights of Lender or Trustee under this Security Instrument shall be separate, distinct and cumulative and none shall be given effect to the exclusion of the others. No act of Lender or Trustee shall be construed as an election to proceed under any one provision herein to the exclusion of any other provision. Neither Lender nor Trustee shall be limited exclusively to the rights and remedies herein stated but shall be entitled to every right and remedy now or hereafter afforded at law or in equity.

                  Section 7.8 RIGHT TO RELEASE ANY PORTION OF THE PROPERTY. Lender may release any portion of the Property for such consideration as Lender may require without, as to the remainder of the Property, in any way impairing or affecting the lien or priority of this Security Instrument, or improving the position of any subordinate lienholder with respect thereto, except to the extent that the obligations hereunder shall have been reduced by the actual monetary consideration, if any, received by Lender for such release, and may accept by assignment, pledge or otherwise any other property in place thereof as Lender may require without being accountable for so doing to any other lienholder. This Security Instrument shall continue as a lien and security interest in the remaining portion of the Property.

                  Section 7.9 VIOLATION OF LAWS. If the Property is not in material compliance with Legal Requirements, Lender may impose additional requirements upon Borrower in connection herewith including, without limitation, monetary reserves or financial equivalents.

                  Section 7.10 RECOURSE AND CHOICE OF REMEDIES. Notwithstanding any other provision of this Security Instrument or the Loan Agreement, including, without limitation, Section 9.4 of the Loan Agreement, Lender and other Indemnified Parties (as hereinafter defined) are entitled to enforce the obligations of Borrower, any guarantor and indemnitor contained in Sections 9.2,
9.3 and 9.4 herein and Section 9.2 of the Loan Agreement without first resorting to or exhausting any security or collateral and without first having recourse to the Note or any of the Property, through foreclosure, exercise of a power of sale or acceptance of a deed in lieu of foreclosure or otherwise, and in the event Lender commences a foreclosure action against the Property or otherwise causes Trustee to exercise the power of sale pursuant to this Security Instrument, Lender is entitled to pursue a deficiency judgment with respect to such obligations against Borrower and any guarantor or indemnitor with respect to the Loan. The provisions of Sections 9.2, 9.3 and 9.4 herein and Section 9.2 of the Loan Agreement are exceptions to any non-recourse or exculpation provisions in the Loan Agreement, the Note, this Security Instrument or the other Loan Documents, and Borrower and any guarantor or indemnitor with respect to the Loan are fully and personally liable for the obligations pursuant to Sections 9.2, 9.3 and 9.4 herein and Section 9.2 of the Loan Agreement. The liability of Borrower and any guarantor or indemnitor with respect to the Loan pursuant to Sections 9.2, 9.3 and 9.4 herein and
Section 9.2 of the Loan Agreement is not limited to the original principal amount of the Note. Notwithstanding the foregoing, nothing herein shall inhibit or prevent Lender or Trustee from foreclosing or exercising a power of sale pursuant to this Security Instrument or exercising any other rights and remedies pursuant to the Loan Agreement, the Note, this Security Instrument and the other Loan Documents, whether simultaneously with foreclosure proceedings or in any other sequence. A separate action or actions may be brought and prosecuted against Borrower pursuant to Sections 9.2, 9.3 and 9.4 herein and Section 9.2 of the Loan Agreement, whether or not action is brought against any other Person or whether or not any other Person is joined in the action or actions. In addition, Lender shall have the right but not the obligation to join and participate in, as a party if it so elects, any administrative or judicial proceedings or actions initiated in connection with any matter addressed in Article 8 or
Section 9.4 herein.


                  Section 7.11 RIGHT OF ENTRY. Upon reasonable notice to Borrower, Lender and its agents shall have the right to enter and inspect the Property at all reasonable times.

                       Article 8 - ENVIRONMENTAL HAZARDS

                  Section 8.1 ENVIRONMENTAL REPRESENTATIONS AND WARRANTIES. Based upon an environmental assessment of the Property and information that Borrower knows after due inquiry of the Manager, and except as otherwise disclosed by that certain Environmental Site Assessment of the Property delivered to Lender (such report is referred to below as the "ENVIRONMENTAL REPORT"), (a) there are no Hazardous Substances (defined below) or underground storage tanks in, on, or under the Property, except those that are both (i) in compliance with Environmental Laws (defined below) and with permits issued pursuant thereto and (ii) fully disclosed to Lender in writing pursuant the Environmental Report; (b) there are no past, present or threatened Releases (defined below) of Hazardous Substances in, on, under or from the Property which has not been fully remediated in accordance with Environmental Law; (c) there is no threat of any Release of Hazardous Substances migrating to the Property; (d) there is no past or present non-compliance with Environmental Laws, or with permits issued pursuant thereto, in connection with the Property which has not been fully remediated in accordance with Environmental Law; (e) Borrower does not know of, and has not received, any written or oral notice or other communication from any Person (including but not limited to a governmental entity) relating to Hazardous Substances or Remediation (defined below) thereof, of possible liability of any Person pursuant to any Environmental Law, other environmental conditions in connection with the Property, or any actual or potential administrative or judicial proceedings in connection with any of the foregoing; and (f) Borrower has truthfully and fully provided to Lender, in writing, any and all information relating to conditions in, on, under or from the Property that is known to Borrower and that is contained in Borrower's files and records, including but not limited to any reports relating to Hazardous Substances in, on, under or from the Property and/or to the environmental condition of the Property.

                  "ENVIRONMENTAL LAW" means any present and future federal, state and local laws, statutes, ordinances, rules, regulations and the like, as well as common law, relating to protection of human health or the environment, relating to Hazardous Substances, relating to liability for or costs of Remediation or prevention of Releases of Hazardous Substances or relating to liability for or costs of other actual or threatened danger to human health or the environment. Environmental Law includes, but is not limited to, the following statutes, as amended, any successor thereto, and any regulations promulgated pursuant thereto, and any state or local statutes, ordinances, rules, regulations and the like addressing similar issues: the Comprehensive Environmental Response, Compensation and Liability Act; the Emergency Planning and Community Right-to-Know Act; the Hazardous Substances Transportation Act; the Resource Conservation and Recovery Act (including but not limited to Subtitle I relating to underground storage tanks); the Solid Waste Disposal Act; the Clean Water Act; the Clean Air Act; the Toxic Substances Control Act; the Safe Drinking Water Act; the Occupational Safety and Health Act; the Federal Water Pollution Control Act; the Federal Insecticide, Fungicide and Rodenticide Act; the Endangered Species Act; the National Environmental Policy Act; and the River and Harbors Appropriation Act. Environmental Law also includes, but is not limited to, any present and future federal, state and local laws, statutes, ordinances, rules, regulations and the like, as well as common law: conditioning transfer of property upon a negative declaration or other approval of a governmental authority of the environmental condition of the Property; requiring notification or disclosure of Releases of Hazardous Substances or other environmental condition of the Property to any governmental authority or other Person, whether or not in connection with transfer of title to or interest in property; imposing conditions or requirements in connection with permits or other authorization for lawful activity; relating to nuisance, trespass or other causes of action related to the Property; and relating to wrongful death, personal injury, or property or other damage in connection with any physical condition or use of the Property.

                  "HAZARDOUS SUBSTANCES" include but are not limited to any and all substances (whether solid, liquid or gas) defined, listed, or otherwise classified as pollutants, hazardous wastes, hazardous substances, hazardous materials, extremely hazardous wastes, or words of similar meaning or regulatory effect under any present or future Environmental Laws or that may have a negative impact on human health or the environment, including but not limited to petroleum and petroleum products, asbestos and asbestos-containing materials, polychlorinated biphenyls, lead, radon, radioactive materials, flammables and explosives, but excluding substances of kinds and in amounts ordinarily and customarily used or stored in similar properties for the purpose of cleaning or other maintenance or operations or as inventory of tenants and otherwise in compliance with all Environmental Laws.

                  "RELEASE" of any Hazardous Substance includes but is not limited to any release, deposit, discharge, emission, leaking, spilling, seeping, migrating, injecting, pumping, pouring, emptying, escaping, dumping, disposing or other movement of Hazardous Substances.

                  "REMEDIATION" includes but is not limited to any response, remedial, removal, or corrective action, any activity to cleanup, detoxify, decontaminate, contain or otherwise remediate any Hazardous Substance, any actions to prevent, cure or mitigate any Release of any Hazardous Substance, any action to comply with any Environmental Laws or with any permits issued pursuant thereto, any inspection, investigation, study, monitoring, assessment, audit, sampling and testing, laboratory or other analysis, or evaluation relating to any Hazardous Substances or to anything referred to in Article 8.

                  Section 8.2 ENVIRONMENTAL COVENANTS. Borrower covenants and agrees that: (a) all uses and operations on or of the Property, whether by Borrower or any other Person, shall be in compliance with all Environmental Laws and permits issued pursuant thereto; (b) there shall be no Releases of Hazardous Substances in, on, under or from the Property; (c) there shall be no Hazardous Substances in, on, or under the Property, except those that are both (i) in compliance with all Environmental Laws and with permits issued pursuant thereto and (ii) fully disclosed to Lender in writing; (d) Borrower shall keep the Property free and clear of all liens and other encumbrances imposed pursuant to any Environmental Law, whether due to any act or omission of Borrower or any other Person (the "ENVIRONMENTAL LIENS"); (e) Borrower shall, at its sole cost and expense, fully and expeditiously cooperate in all activities pursuant to
Section 8.3 below, including but not limited to providing all relevant information and making knowledgeable persons available for interviews; (f) Borrower shall, at its sole cost and expense, perform any environmental site assessment or other investigation of environmental conditions in connection with the Property, pursuant to any reasonable written request of Lender made in the event that Lender has reason to believe that an environmental hazard exists on the Property (including but not limited to sampling, testing and analysis of soil, water, air, building materials and other materials and substances whether solid, liquid or gas), and share with Lender the reports and other results thereof, and Lender and other Indemnified Parties shall be entitled to rely on such reports and other results thereof; (g) Borrower shall, at its sole cost and expense, comply with all reasonable written requests of Lender to made in the event that Lender has reason to believe that an environmental hazard exists on the Property (i) reasonably effectuate Remediation of any condition (including but not limited to a Release of a Hazardous Substance) in, on, under or from the Property; (ii) comply with any Environmental Law; (iii) comply with any directive from any governmental authority; and (iv) take any other reasonable action necessary or appropriate for protection of human health or the environment; (h) Borrower shall not do or allow any tenant or other user of the Property to do any act that materially increases the dangers to human health or the environment, poses an unreasonable risk of harm to any Person (whether on or off the Property), impairs or may impair the value of the Property, is contrary to any requirement of any insurer, constitutes a public or private nuisance, constitutes waste, or violates any covenant, condition, agreement or easement applicable to the Property; and (i) Borrower shall immediately notify Lender in writing of (A) any presence or Releases or threatened Releases of Hazardous Substances in, on, under, from or migrating towards the Property; (B) any non-compliance with any Environmental Laws related in any way to the Property;
(C) any actual or potential Environmental Lien; (D) any required or proposed Remediation of environmental conditions relating to the Property; and (E) any written or oral notice or other communication of which Borrower becomes aware from any source whatsoever (including but not limited to a governmental entity) relating in any way to Hazardous Substances or Remediation thereof, possible liability of any Person pursuant to any Environmental Law, other environmental conditions in connection with the Property, or any actual or potential administrative or judicial proceedings in connection with anything referred to in this Article 8.

                  Section 8.3 LENDER'S RIGHTS. In the event that Lender has reason to believe that an environmental hazard exists on the Property, upon reasonable notice from Lender, Borrower shall, at Borrower's expense, promptly cause an engineer or consultant satisfactory to

Lender to conduct any environmental assessment or audit (the scope of which shall be determined in Lender's sole and absolute discretion) and take any samples of soil, groundwater or other water, air, or building materials or any other invasive testing requested by Lender and promptly deliver the results of any such assessment, audit, sampling or other testing; provided, however, if such results are not delivered to Lender within a reasonable period, upon reasonable notice to Borrower, Lender and any other Person designated by Lender, including but not limited to any receiver, any representative of a governmental entity, and any environmental consultant, shall have the right, but not the obligation, to enter upon the Property at all reasonable times to assess any and all aspects of the environmental condition of the Property and its use, including but not limited to conducting any environmental assessment or audit (the scope of which shall be determined in Lender's sole and absolute discretion) and taking samples of soil, groundwater or other water, air, or building materials, and reasonably conducting other invasive testing. Borrower shall cooperate with and provide access to Lender and any such Person designated by Lender.

                          Article 9 - INDEMNIFICATION

                  Section 9.1 GENERAL INDEMNIFICATION. Borrower shall, at its sole cost and expense, protect, defend, indemnify, release and hold harmless the Indemnified Parties from and against any and all claims, suits, liabilities (including, without limitation, strict liabilities), actions, proceedings, obligations, debts, damages, losses, costs, expenses, diminutions in value, fines, penalties, charges, fees, expenses, judgments, awards, amounts paid in settlement, punitive damages, foreseeable and unforeseeable consequential damages, of whatever kind or nature (including but not limited to reasonable attorneys' fees and other costs of defense) (collectively, the "LOSSES") imposed upon or incurred by or asserted against any Indemnified Parties and directly or indirectly arising out of or in any way relating to any one or more of the following: (a) ownership of this Security Instrument, the Property or any interest therein or receipt of any Rents; (b) any amendment to, or restructuring of, the Debt, and the Note, the Loan Agreement, this Security Instrument, or any other Loan Documents; (c) any and all lawful action that may be taken by Lender in connection with the enforcement of the provisions of this Security Instrument or the Loan Agreement or the Note or any of the other Loan Documents, whether or not suit is filed in connection with same, or in connection with Borrower, any guarantor or indemnitor and/or any partner, joint venturer or shareholder thereof becoming a party to a voluntary or involuntary federal or state bankruptcy, insolvency or similar proceeding; (d) any accident, injury to or death of persons or loss of or damage to property occurring in, on or about the Property or any part thereof or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways; (e) any use, nonuse or condition in, on or about the Property or any part thereof or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways; (f) any failure on the part of Borrower to perform or be in compliance with any of the terms of this Security Instrument; (g) performance of any labor or services or the furnishing of any materials or other property in respect of the Property or any part thereof; (h) the failure of any person to file timely with the Internal Revenue Service an accurate Form 1099-B, Statement for Recipients of Proceeds from Real Estate, Broker and Barter Exchange Transactions, which may be required in connection with this Security Instrument, or to supply a copy thereof in a timely fashion to the recipient of the proceeds of the transaction in connection with which this Security Instrument is made;
(i) any failure of the Property to be in compliance with any Legal Requirements; (j) the enforcement by any Indemnified Party of the provisions of this Article 9; (k) any and all claims and demands whatsoever which may be asserted against Lender by reason of any alleged obligations or undertakings on its part to perform or discharge any of the terms, covenants, or agreements contained in any Lease; (1) the payment of any commission, charge or brokerage fee to anyone claiming through Borrower which may be payable in connection with the funding of the Loan; or (m) any misrepresentation made by Borrower in this Security Instrument or any other Loan Document. Notwithstanding the foregoing, Borrower shall not be liable to the Indemnified Parties under this SECTION 9.1 for any Losses to which the Indemnified Parties may become subject to the extent such Losses arise by reason of the gross negligence, illegal acts, fraud or willful misconduct of the Indemnified Parties. Any amounts payable to Lender by reason of the application of this SECTION 9.1 shall become immediately due and payable and shall bear interest at the Default Rate from the date loss or damage is sustained by Lender until paid. For purposes of this Article 9, the term "INDEMNIFIED PARTIES" means Lender and any Person who is or will have been involved in the origination of the Loan, any Person who is or will have been involved in the servicing of the Loan secured hereby, any Person in whose name the encumbrance created by this Security Instrument is or will have been recorded, persons and entities who may hold or acquire or will have held a full or partial interest in the Loan secured hereby (including, but not limited to, investors or prospective investors in the Securities, as well as custodians, trustees and other fiduciaries who hold or have held a full or partial interest in the Loan secured hereby for the benefit of third parties) as well as the respective directors, officers, shareholders, partners, employees, agents, servants, representatives, contractors, subcontractors, affiliates, subsidiaries, participants, successors and assigns of any and all of the foregoing (including but not limited to any other Person who holds or acquires or will have held a participation or other full or partial interest in the Loan, whether during the term of the Loan or as a part of or following a foreclosure of the Loan and including, but not limited to, any successors by merger, consolidation or acquisition of all or a substantial portion of Lender's assets and business).

                  Section 9.2 SECURITY INSTRUMENT AND/OR INTANGIBLE TAX. Borrower shall, at its sole cost and expense, protect, defend, indemnify, release and hold harmless the Indemnified Parties from and against any and all Losses imposed upon or incurred by or asserted against any Indemnified Parties and directly or indirectly arising out of or in any way relating to any tax on the making and/or recording of this Security Instrument, the Note or any of the other Loan Documents, but excluding any income, franchise or other similar taxes.

                  Section 9.3 ERISA INDEMNIFICATION. Borrower shall, at its sole cost and expense, protect, defend, indemnify, release and hold harmless the Indemnified Parties from and against any and all Losses (including, without limitation, reasonable attorneys' fees and costs incurred in the investigation, defense, and settlement of Losses incurred in correcting any prohibited transaction or in the sale of a prohibited loan, and in obtaining any individual prohibited transaction exemption under ERISA that may be required, in Lender's sole discretion) that Lender may incur, directly or indirectly, as a result of a default under Sections 4.1.9 or 5.2.12 of the Loan Agreement.

                  Section 9.4 ENVIRONMENTAL INDEMNIFICATION. Borrower shall, at its sole cost and expense, protect, defend, indemnify, release and hold harmless the Indemnified Parties from and against any and all Losses and costs of Remediation (whether or not performed voluntarily), engineers' fees, environmental consultants' fees, and costs of investigation (including but not limited to sampling, testing, and analysis of soil, water, air, building materials and other materials and substances whether solid, liquid or gas) imposed upon or incurred by or asserted against any Indemnified Parties, and directly or indirectly arising out of or in any way relating to any one or more of the following: (a) any presence of any Hazardous Substances in, on, above, or under the Property; (b) any past, present or threatened Release of Hazardous Substances in, on, above, under or from the Property; (c) any activity by Borrower, any Person affiliated with Borrower or any tenant or other user of the Property in connection with any actual, proposed or threatened use, treatment, storage, holding, existence, disposition or other Release, generation, production, manufacturing, processing, refining, control, management, abatement, removal, handling, transfer or transportation to or from the Property of any Hazardous Substances at any tine located in, under, on or above the Property; (d) any activity by Borrower, any Person affiliated with Borrower or any tenant or other user of the Property in connection with any actual or proposed Remediation of any Hazardous Substances at any time located in, under, on or above the Property, whether or not such Remediation is voluntary or pursuant to court or administrative order, including but not limited to any removal, remedial or corrective action; (e) any past or present non-compliance or violations of any Environmental Laws (or permits issued pursuant to any Environmental Law) in connection with the Property or operations thereon, including but not limited to any failure by Borrower, any Affiliate of Borrower or any tenant or other user of the Property to comply with any order of any Governmental Authority in connection with any Environmental Laws; (f) the imposition, recording or filing of any Environmental Lien encumbering the Property; (g) any administrative processes or proceedings or judicial proceedings in any way connected with any matter addressed in Article 8 and this
Section 9.4; (h) any past, present or threatened injury to, destruction of or loss of natural resources in any way connected with the Property, including but not limited to costs to investigate and assess such injury, destruction or loss;
(i) any acts of Borrower or other users of the Property in arranging for disposal or treatment, or arranging with a transporter for transport for disposal or treatment, of Hazardous Substances owned or possessed by such Borrower or other users, at any facility or incineration vessel owned or operated by another Person and containing such or any similar Hazardous Substance; (j) any acts of Borrower or other users of the Property, in accepting any Hazardous Substances for transport to disposal or treatment facilities, incineration vessels or sites selected by Borrower or such other users, from which there is a Release, or a threatened Release of any Hazardous Substance which causes the incurrence of costs for Remediation; (k) any personal injury, wrongful death, or property damage arising under any statutory or common law or tort law theory, including but not limited to damages assessed for the maintenance of a private or public nuisance or for the conducting of an abnormally dangerous activity on or near the Property; and (1) any misrepresentation or inaccuracy in any representation or warranty or material breach or failure to perform any covenants or other obligations pursuant to
Article 8. Notwithstanding the foregoing, Borrower shall not be liable under this Section 9.4 for any Losses or costs of Remediation to which the Indemnified Parties may become subject to the extent such Losses or costs of Remediation arise by reason of the gross negligence, illegal acts, fraud of willful misconduct of the Indemnified Parties. This indemnity shall survive any termination, satisfaction or foreclosure of this Security Instrument, subject to the provisions of Section 10.5.

                  Section 9.5 DUTY TO DEFEND; ATTORNEYS' FEES AND OTHER FEES AND EXPENSES. Upon written request by any Indemnified Party, Borrower shall defend such

Indemnified Party (if requested by any Indemnified Party, in the name of the Indemnified Party) by attorneys and other professionals approved by the Indemnified Parties. Notwithstanding the foregoing, if the defendants in any such claim or proceeding include both Borrower and any Indemnified Party and Borrower and such Indemnified Party shall have reasonably concluded that there are any legal defenses available to it and/or other Indemnified Parties that are different from or additional to those available to Borrower, such Indemnified Party shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such Indemnified Party, provided that no compromise or settlement shall be entered without Borrower's consent, which consent shall not be unreasonably withheld. Upon demand, Borrower shall pay or, in the sole and absolute discretion of the Indemnified Parties, reimburse, the Indemnified Parties for the payment of reasonable fees and disbursements of attorneys, engineers, environmental consultants, laboratories and other professionals in connection therewith.

                              Article 10 - WAIVERS

                  Section 10.1 WAIVER OF COUNTERCLAIM. To the extent permitted by applicable law, Borrower hereby waives the right to assert a counterclaim, other than a mandatory or compulsory counterclaim, in any action or proceeding brought against it by Lender arising out of or in any way connected with this Security Instrument, the Loan Agreement, the Note, any of the other Loan Documents, or the Obligations.

                  Section 10.2 MARSHALLING AND OTHER MATTERS. To the extent permitted by applicable law, Borrower hereby waives, to the extent permitted by law, the benefit of all appraisement, valuation, stay, extension, reinstatement and redemption laws now or hereafter in force and all rights of marshalling in the event of any sale hereunder of the Property or any part thereof or any interest therein. Further, Borrower hereby expressly waives any and all rights of redemption from sale under any order or decree of foreclosure of this Security Instrument on behalf of Borrower, and on behalf of each and every person acquiring any interest in or title to the Property subsequent to the date of this Security Instrument and on behalf of all persons to the extent permitted by applicable law.

                  Section 10.3 WAIVER OF NOTICE. To the extent permitted by applicable law, Borrower shall not be entitled to any notices of any nature whatsoever from Lender except with respect to matters for which this Security Instrument or the Loan Documents specifically and expressly provide for the giving of notice by Lender or Trustee to Borrower and except with respect to matters for which Lender or Trustee is required by applicable law to give notice, and Borrower hereby expressly waives the right to receive any notice from Lender with respect to any matter for which this Security Instrument does not specifically and expressly provide for the giving of notice by Lender or Trustee to Borrower.

                  Section 10.4 WAIVER OF STATUTE OF LIMITATIONS. To the extent permitted by applicable law, Borrower hereby expressly waives and releases to the fullest extent permitted by law, the pleading of any statute of limitations as a defense to payment of the Debt or performance of its Other Obligations.

                  Section 10.5 SURVIVAL. The indemnifications made pursuant to SECTIONS 9.3 and 9.4 herein and the representations and warranties, covenants, and other obligations arising under Article 8, shall continue indefinitely in full force and effect and shall survive and shall in no way be impaired by: any satisfaction or other termination of this Security Instrument, any assignment or other transfer of all or any portion of this Security Instrument or Lender's interest in the Property (but, in such case, shall benefit both Indemnified Parties and any assignee or transferee), any exercise of Lender's rights and remedies pursuant hereto including but not limited to foreclosure or acceptance of a deed in lieu of foreclosure, any exercise of any rights and remedies pursuant to the Loan Agreement, the Note or any of the other Loan Documents, any transfer of all or any portion of the Property (whether by Borrower or by Lender following foreclosure or acceptance of a deed in lieu of foreclosure or at any other time), any amendment to this Security Instrument, the Loan Agreement, the Note or the other Loan Documents, and any act or omission that might otherwise be construed as a release or discharge of Borrower from the obligations pursuant hereto. Notwithstanding anything to the contrary contained in this Security Instrument or the other Loan Documents, Borrower shall not have any obligations or liabilities under the indemnification under SECTION 9.4 herein or other indemnifications with respect to Hazardous Substances contained in the other Loan Documents with respect to those obligations and liabilities that Borrower can prove arose solely from Hazardous Substances that (i) were not present on or a threat to the Property prior to the date that Lender or its nominee acquired title to the Property, whether by foreclosure, exercise by power of sale, acceptance of a deed-in-lieu of foreclosure or otherwise and (ii) were not the result of any act or negligence of Borrower or any of Borrower's affiliates, agents or contractors.

                            Article 11 - EXCULPATION

                  The provisions of SECTION 9.4 of the Loan Agreement are hereby incorporated by reference into this Security Instrument to the same extent and with the same force as if fully set forth herein.

                              Article 12 - NOTICES

                  All notices or other written communications hereunder shall be delivered in accordance with SECTION 10.6 of the Loan Agreement.

                      Article 13 - APPLICABLE LAW

                  Section 13.1 GOVERNING LAW. (A) THIS SECURITY INSTRUMENT WAS NEGOTIATED IN THE STATE OF NEW YORK, AND MADE BY BORROWER AND ACCEPTED BY LENDER IN THE STATE OF NEW YORK, AND THE PROCEEDS OF THE NOTE SECURED HEREBY WERE DISBURSED FROM THE STATE OF NEW YORK, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED HEREBY, AND IN ALL RESPECTS, INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS SECURITY INSTRUMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE

GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW
YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE (WITHOUT REGARD TO PRINCIPLES OF CONFLICT LAWS) AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA, EXCEPT THAT AT ALL TIMES THE PROVISIONS FOR THE CREATION, PERFECTION, AND ENFORCEMENT OF THE LIENS AND SECURITY INTERESTS CREATED PURSUANT HERETO AND PURSUANT TO THE OTHER LOAN DOCUMENTS WITH RESPECT TO THE PROPERTY SHALL BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAW OF THE STATE IN WHICH THE PROPERTY IS LOCATED, IT BEING UNDERSTOOD THAT, TO THE FULLEST EXTENT PERMITTED BY THE LAW OF SUCH STATE, THE LAW OF THE STATE OF NEW YORK SHALL GOVERN THE CONSTRUCTION, VALIDITY AND ENFORCEABILITY OF ALL LOAN DOCUMENTS AND ALL OF THE OBLIGATIONS ARISING HEREUNDER OR THEREUNDER. TO THE FULLEST EXTENT PERMITTED BY LAW, BORROWER HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS SECURITY INSTRUMENT AND THE OTHER LOAN DOCUMENTS, AND THIS SECURITY INSTRUMENT AND THE OTHER LOAN DOCUMENTS SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK PURSUANT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

                  (B) ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST LENDER OR BORROWER ARISING OUT OF OR RELATING TO THIS SECURITY INSTRUMENT MAY AT
LENDER'S OPTION BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN THE CITY OF NEW YORK, COUNTY OF NEW YORK, PURSUANT TO SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, AND BORROWER WAIVES ANY OBJECTIONS WHICH IT MAY NOW OR HEREAFTER HAVE BASED ON VENUE AND/OR FORUM NON CONVENIENS OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND BORROWER HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING. BORROWER DOES HEREBY DESIGNATE AND APPOINT

                  CORPORATION SERVICE COMPANY
                  80 STATE STREET
                  ALBANY, NEW YORK 12207-2543

AS ITS AUTHORIZED AGENT TO ACCEPT AND ACKNOWLEDGE ON ITS BEHALF SERVICE OF
ANY AND ALL PROCESS WHICH MAY BE SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY FEDERAL OR STATE COURT IN NEW YORK, NEW YORK, AND AGREES THAT SERVICE OF PROCESS UPON SAID AGENT AT SAID ADDRESS AND WRITTEN NOTICE OF SAID SERVICE MAILED OR DELIVERED TO BORROWER IN THE MANNER PROVIDED HEREIN SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON BORROWER IN ANY SUCH SUIT, ACTION OR PROCEEDING IN THE STATE OF NEW YORK. BORROWER (I) SHALL GIVE PROMPT NOTICE TO LENDER OF

ANY CHANGED ADDRESS OF ITS AUTHORIZED AGENT HEREUNDER, (II) MAY AT ANY TIME
AND FROM TIME TO TIME DESIGNATE A SUBSTITUTE AUTHORIZED AGENT WITH AN OFFICE IN NEW YORK, NEW YORK (WHICH SUBSTITUTE AGENT AND OFFICE SHALL BE DESIGNATED AS THE PERSON AND ADDRESS FOR SERVICE OF PROCESS), AND (III) SHALL PROMPTLY DESIGNATE SUCH A SUBSTITUTE IF ITS AUTHORIZED AGENT CEASES TO HAVE AN OFFICE IN NEW YORK, NEW YORK OR IS DISSOLVED WITHOUT LEAVING A SUCCESSOR.

                  Section 13.2 USURY LAWS. Notwithstanding anything to the contrary, (a) all agreements and communications between Borrower and Lender are hereby and shall automatically be limited so that, after taking into account all amounts deemed interest, the interest contracted for, charged or received by Lender shall never exceed the maximum lawful rate or amount, (b) in calculating whether any interest exceeds the lawful maximum, all such interest shall be amortized, prorated, allocated and spread over the full amount and term of all principal indebtedness of Borrower to Lender, and (c) if through any contingency or event, Lender receives or is deemed to receive interest in excess of the lawful maximum, any such excess shall be deemed to have been applied toward payment of the principal of any and all then outstanding indebtedness of Borrower to Lender, or if there is no such indebtedness, shall immediately be returned to Borrower.

                  Section 13.3 PROVISIONS SUBJECT TO APPLICABLE LAW. All rights, powers and remedies provided in this Security Instrument may be exercised only to the extent that the exercise thereof does not violate any applicable provisions of law and are intended to be limited to the extent necessary so that they will not render this Security Instrument invalid, unenforceable or not entitled to be recorded, registered or filed under the provisions of any applicable law. If any term of this Security Instrument or any application thereof shall be invalid or unenforceable, the remainder of this Security Instrument and any other application of the term shall not be affected thereby.


                            Article 14 - DEFINITIONS

                  All capitalized terms not defined herein shall the respective meanings set forth in the Loan Agreement. Unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, words used in this Security Instrument may be used interchangeably in singular or plural form and the word "BORROWER" shall mean "each Borrower and any subsequent owner or owners of the Property or any part thereof or any interest therein," the word "LENDER" shall mean "Lender and any subsequent holder of the Note," the word "NOTE" shall mean "the Note and any other evidence of indebtedness secured by this Security Instrument," the word "PROPERTY" shall include any portion of the Property and any interest therein, and the phrases "ATTORNEYS' FEES", "LEGAL FEES" and "COUNSEL FEES" shall include any and all attorneys', paralegal and law clerk fees and disbursements, including, but not limited to, fees and disbursements at the pre-trial, trial and appellate levels incurred or paid by Lender in protecting its interest in the Property, the Leases and the Rents and enforcing its rights hereunder.

                     Article 15 - MISCELLANEOUS PROVISIONS

                  Section 15.1 NO ORAL CHANGE. This Security Instrument, and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

                  Section 15.2 SUCCESSORS AND ASSIGNS. This Security Instrument shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns forever.

                  Section 15.3 INAPPLICABLE PROVISIONS. If any term, covenant or condition of the Loan Agreement, the Note or this Security Instrument is held to be invalid, illegal or unenforceable in any respect, the Loan Agreement, the Note and this Security Instrument shall be construed without such provision.


                  Section 15.4 HEADINGS, ETC. The headings and captions of various Sections of this Security Instrument are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

                  Section 15.5 NUMBER AND GENDER. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.

                  Section 15.6 SUBROGATION. If any or all of the proceeds of the Note have been used to extinguish, extend or renew any indebtedness heretofore existing against the Property, then, to the extent of the funds so used, Lender shall be subrogated to all of the rights, claims, liens, titles, and interests existing against the Property heretofore held by, or in favor of, the holder of such indebtedness and such former rights, claims, liens, titles, and interests, if any, are not waived but rather are continued in full force and effect in favor of Lender and are merged with the lien and security interest created herein as cumulative security for the repayment of the Debt, the performance and discharge of Borrower's obligations hereunder, under the Loan Agreement, the Note and the other Loan Documents and the performance and discharge of the Other Obligations.

                  Section 15.7 ENTIRE AGREEMENT. The Note, the Loan Agreement, this Security Instrument and the other Loan Documents constitute the entire understanding and agreement between Borrower and Lender with respect to the transactions arising in connection with the Debt and supersede all prior written or oral understandings and agreements between Borrower and Lender with respect thereto. Borrower hereby acknowledges that, except as incorporated in writing in the Note, the Loan Agreement, this Security Instrument and the other Loan Documents, there are not, and were not, and no persons are or were authorized by Lender to make, any representations, understandings, stipulations, agreements or promises, oral or written, with respect to the transaction which is the subject of the Note, the Loan Agreement, this Security Instrument and the other Loan Documents.

                  Section 15.8 LIMITATION ON LENDER'S RESPONSIBILITY. No provision of this Security Instrument shall operate to place any obligation or liability for the control, care, management or repair of the Property upon Lender, nor shall it operate to make Lender responsible or liable for any waste committed on the Property by the tenants or any other Person, or for any dangerous or defective condition of the Property, or for any negligence in the management, upkeep, repair or control of the Property resulting in loss or injury or death to any tenant, licensee, employee or stranger. Nothing herein contained shall be construed as constituting Lender a "mortgagee in possession."


                     Article 16 - DEED OF TRUST PROVISIONS

                  Section 16.1 CONCERNING THE TRUSTEE. Trustee shall be under no duty to take any action hereunder except as expressly required hereunder or by law, or to perform any act which would involve Trustee in any expense or liability or to institute or defend any suit in respect hereof, unless properly indemnified to Trustee's reasonable satisfaction. Trustee, by acceptance of this Security Instrument, covenants to perform and fulfill the trusts herein created, being liable, however, only for willful negligence or misconduct, and hereby waives any statutory fee and agrees to accept reasonable compensation, in lieu thereof, for any services rendered by Trustee in accordance with the terms hereof. Trustee may resign at any time upon giving thirty (30) days' notice to Borrower and to Lender. Lender may remove Trustee at any time or from time to time and select a successor trustee. In the event of the death, removal, resignation, refusal to act, or inability to act of Trustee, or in its sole discretion for any reason whatsoever Lender may, without notice and without specifying any reason therefor and without applying to any court, select and appoint a successor trustee, by an instrument recorded wherever this Security Instrument is recorded and all powers, rights, duties and authority of Trustee, as aforesaid, shall thereupon become vested in such successor. Such substitute trustee shall not be required to give bond for the faithful performance of the duties of Trustee hereunder unless required by Lender. The procedure provided for in this paragraph for substitution of Trustee shall be in addition to and not in exclusion of any other provisions for substitution, by law or otherwise.

                  Section 16.2 TRUSTEE'S FEES. Borrower shall pay all reasonable costs, fees and expenses incurred by Trustee and Trustee's agents and counsel in connection with the performance by Trustee of Trustee's duties hereunder and all such costs, fees and expenses shall be secured by this Security Instrument.

                  Section 16.3 CERTAIN RIGHTS. With the approval of Lender, Trustee shall have the right to take any and all of the following actions: (i) to select, employ, and advise with counsel (who may be, but need not be, counsel for Lender) upon any matters arising hereunder, including the preparation, execution, and interpretation of the Loan Agreement, the Note, this Security Instrument or the other Loan Documents, and shall be fully protected in relying as to legal matters on the advice of counsel, (ii) to execute any of the trusts and powers hereof and to perform any duty hereunder either directly or through his agents or attorneys, (iii) to select and employ, in and about the execution of his duties hereunder, suitable accountants, engineers and other experts, agents and attorneys-in-fact, either corporate or individual, not regularly in the employ of Trustee, and Trustee shall not be answerable for any act, default, negligence, or misconduct of any such accountant, engineer or other expert, agent or attorney-in-fact, if selected with reasonable care, or for any error of judgment or act done by Trustee in good faith, or be otherwise responsible or accountable under any circumstances whatsoever, except for Trustee's gross negligence or bad faith, and (iv) any and all other lawful action as Lender may instruct Trustee to take to protect or enforce Lender's rights hereunder. Trustee shall not be personally liable in case of entry by Trustee, or anyone entering by virtue of the powers herein granted to Trustee, upon the Property for debts contracted for or liability or damages incurred in the management or operation of the Property. Trustee shall have the right to rely on any instrument, document, or signature authorizing or supporting an action taken or proposed to be taken by Trustee hereunder, believed by Trustee in good faith to be genuine. Trustee shall be entitled to reimbursement for actual expenses incurred by Trustee in the performance of Trustee's duties hereunder and to reasonable compensation for such of Trustee's services hereunder as shall be rendered.

                  Section 16.4 RETENTION OF MONEY. All moneys received by Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated in any manner from any other moneys (except to the extent required by applicable law) and Trustee shall be under no liability for interest on any moneys received by Trustee hereunder.

                  Section 16.5 PERFECTION OF APPOINTMENT. Should any deed, conveyance, or instrument of any nature be required from Borrower by any Trustee or substitute trustee to more fully and certainly vest in and confirm to the Trustee or substitute trustee such estates rights, powers, and duties, then, upon request by the Trustee or substitute trustee, any and all such deeds, conveyances and instruments shall be made, executed, acknowledged, and delivered and shall be caused to be recorded and/or filed by Borrower.

                  Section 16.6 SUCCESSION INSTRUMENTS. Any substitute trustee appointed pursuant to any of the provisions hereof shall, without any further act, deed, or conveyance, become vested with all the estates, properties, rights, powers, and trusts of its or his predecessor in the rights hereunder with like effect as if originally named as Trustee herein; but nevertheless, upon the written request of Lender or of the substitute trustee, the Trustee ceasing to act shall execute and deliver any instrument transferring to such substitute trustee, upon the trusts herein expressed, all the estates, properties, rights, powers, and trusts of the Trustee so ceasing to act, and shall duly assign, transfer and deliver any of the property and moneys held by such Trustee to the substitute trustee so appointed in the Trustee's place.


                     Article 17 - STATE-SPECIFIC PROVISIONS

                  Section 17.1 PRINCIPLES OF CONSTRUCTION. In the event of any inconsistencies between the terms and conditions of this Article 17 and the terms and conditions of this Security Instrument, the terms and conditions of this Article 17 shall control and be binding.

                  Section 17.2 STATUTORY WARNING: INSURANCE. The following warning is included pursuant to Oregon Revised Statutes 746.201:

                  Unless Borrower provides Lender with evidence of the insurance coverage required under this Security Instrument, Lender may purchase insurance at Borrower's expense to protect Lender's interest. This insurance may, but need not, also protect Borrower's interest. If the collateral becomes damaged, the coverage Lender purchases may not pay any claim Borrower makes or any claim made against Borrower. Borrower may later cancel this coverage by providing evidence that it has obtained property coverage elsewhere.

                  Borrower is responsible for the cost of any insurance purchased by Lender. The cost of this insurance may be added to Borrower's contract or loan balance. If the cost is added to Borrower's contract or loan balance, the interest rate on the underlying contract or loan will apply to this added amount. The effective date of coverage may be the date Borrower's prior coverage lapsed or the date Borrower failed to provide proof of coverage.

                  The coverage Lender purchases may be considerably more expensive than insurance Borrower can obtain on its own and may not satisfy any need for property damage coverage or any mandatory liability insurance requirements imposed by applicable law.

                  Section 17.3 FORECLOSURE. If this Security Instrument is foreclosed by judicial procedure, Lender will be entitled to a judgment that will provide that if the foreclosure sale proceeds are insufficient to satisfy the judgment, execution may issue for any amount by which the unpaid balance of the Debt and Obligations secured hereby exceeds the sale proceeds payable to Lender, except as otherwise expressly provided in the Note.

                  Section 17.4 NOT RESIDENTIAL TRUST DEED. Borrower warrants that this Security Instrument is not and will at all times continue not to be a "residential trust deed" as defined in ORS 86.705(3).

                  Section 17.5 FORECLOSURE. Legal expenses and attorneys' fees payable by Borrower under any provisions of this Security Instrument shall include, without limitation, such expenses, disbursements and fees incurred or paid by Lender at the pretrial, trial and appellate levels in all judicial and administrative proceedings.

                  Section 17.6 STATUTE OF FRAUDS NOTICE. The following notice is made pursuant to ORS 41.580(1)(h), (2) and (3):

                  UNDER OREGON LAW, MOST AGREEMENTS, PROMISES AND COMMITMENTS MADE BY LENDER AFTER OCTOBER 3, 1989 CONCERNING LOANS AND OTHER CREDIT EXTENSIONS WHICH ARE NOT FOR PERSONAL, FAMILY OR HUSEHOLD PURPOSES OR SECURED SOLELY BY THE BORROWER'S RESIDENCE MUST BE IN WRITING, EXPRESS CONSIDERATION AND BE SIGNED BY LENDER TO BE ENFORCEABLE.

                  Section 17.7 MATURITY DATE. The maturity date of the Note is November 10, 2004.

                  Section 17.8 GRANTOR; BENEFICIARY. Borrower herein is and shall be deemed a "Grantor" and Lender herein is and shall be deemed a "Beneficiary's," as the terms "Grantor" and "Beneficiary" are defined and used in Oregon Revised Statutes Chapter 86.

                  Section 17.9 ORS 93.040 WARNING. THIS INSTRUMENT WILL NOT ALLOW USE OF THE PROPERTY DESCRIBED IN THIS INSTRUMENT IN VIOLATION OF APPLICABLE LAND USE LAWS AND REGULATIONS. BEFORE SIGNGING OR ACCEPTING THIS INSTRUMENT, THE PERSON ACQUIRING FEE TITLE TO THE PROPERTY SHOULD CHECK WITH THE APPROPRIRATE CITY OR COUNTY PLANNING DEPARTMENT OT VERIFY APPROVED USES AND TO DETERMINE ANY LIMITS ON LAWSUITS AGAINST FARMING OR FOREST PRACTICES AS DEFINED IN ORS 30.930.

                  Section 17.10 RIGHTS UNDER ORS 86.705 TO 86.795. Lender shall specifically have the rights granted under ORS 86.705 to 86.795, including the right to foreclose by advertisement and sale and right to foreclose this Security Instrument as a mortgage.

                      Article 18 - GROUND LEASE PROVISIONS

                  Section 18.1 THE GROUND LEASE. The provisions of Section 9.3 of the Loan Agreement are hereby incorporated by reference into this Security Instrument to the same extent and with the same force as if fully set forth herein.

                  IN WITNESS WHEREOF, THIS SECURITY INSTRUMENT has been executed by Borrower as of the day and year first above written.


                                       GLIMCHER LLOYD CENTER, LLC
                                       a Delaware limited liability company


WITNESS:                               By:      Glimcher Properties Limited
                                                Partnership, a Delaware limited
                                                partnership, its sole member


/s/ Laura E. Bordeau                   By:      Glimcher Properties Corporation,
--------------------                            a Delaware corporation, its sole
Name: Laura E. Bordeau                          general partner



/s/ Faith Stubbs                       By: /s/ George A. Schmidt
----------------                           ---------------------
Name:  Faith Stubbs                        Name:  George A. Schmidt
                                           Title: Executive Vice
                                                  President

STATE OF                            )
                                    )   ss.:
COUNTY OF                           )


         On this 10th day of October, 2001 before me, Notary Public in and for said state, personally appeared George A. Schmidt personally known to me or proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity and that by his signature on the instrument, the person or the entity on behalf of which the person acted, executed the instrument.

         WITNESS my hand and official seal.


                                 /s/ Barbara B. Howison
                                 ----------------------------
                                 Notary Public
                                 Print Name: Barbara B. Howison
                                 [SEAL]


                                       Commission
                                    Expiration: 7/02/05
                                                -------

                                    EXHIBIT A

                                LEGAL DESCRIPTION

PARCEL 1:

Parcel 1 of PARTITION PLAT 1999-146, in the City of Portland, County of Multnomah and State of Oregon.

PARCEL2:

A tract of land situated in the Southwest one-quarter of Section 26, and the Northwest one-quarter of Section 35, Township 1 North, Range 1 East of the Willamette Meridian, in the City of Portland, County of Multnomah and State of Oregon, said tract being all of Blocks 201,202, 203, and Lots 3, 4, 5, 6, 7 and 8, Block 204, HOLLADAY'S ADDITION TO EAST PORTLAND, in the City of Portland, County of Multnomah and State of Oregon.

TOGETHER WITH those portions of vacated NE 11th Street, NE 12th Street and NE 13th Street, which inured thereto by reason of vacation thereof.

EXCEPTING THEREFROM those portions lying within NE Halsey Street and NE
Weidler Street, being those portions conveyed to the City of Portland for street purposes by Deed recorded September 20, 1957, in Book 1863, Page 141, and by Deed recorded April 4, 1958, in Book 1891, Page 374, and by Ordinance No. 56365, May 21, 1929, and Resolution No. 20159, June 1931. Said Parcel 2 being more particularly described as follows:

Beginning at a point that bears North along the West line of said Block
204, a distance of 10.00 feet from the Southwest corner thereof; thence North along the West line of said Block 204, a distance of 90.00 feet to the Northwest corner of Lot 3, Block 204; thence East along the North line of said Lot 3, a distance of 99.99 feet to the Northeast corner thereof; thence North along the West line of Lots 7 and 8, said Block 204, a distance of 90.00 feet to a point
10.00 feet South of the North line of Block 204; thence East on a line parallel with the North line of Blocks 204, 203, 202 and 201, a distance of 879.93 feet to a point that bears South 10.00 feet from the Northeast corner of said Block 201; thence South along the East line of said Block 201, a distance of 180.00 feet to a point 10.00 feet North of the Southeast corner thereof; thence West parallel with the South line of Blocks 201,202, 203 and 204, a distance of
979.92 feet to the point of beginning.


PARCEL 3:

A tract of land situated in the Southwest one-quarter of Section 26, Township 1 North, Range 1 East of the Willamette Meridian, in the City of Portland, County of Multnomah and State of Oregon, said tract being all of Blocks 223, 224, 225 and Lots 1, 2, 3, 4, 5 and 6 of Block 226, HOLLADAY'S ADDITION TO EAST PORTLAND, in the City of Portland, County of Multnomah and State of Oregon.

TOGETHER WITH those portions of vacated NE 11th Street, NE 12th Street and NE 13th Street which inured thereto by reason of vacation thereof.

EXCEPTING THEREFROM those portions lying within NE Weidler Street as conveyed to the City of Portland for street purposes by Deed recorded September 20, 1957, in Book 1863, Page 141, and those portions lying within NE Broadway as taken by the City of Portland for street purposes by Ordinance No. 57721, December 11, 1929 and Resolution No. 19786 and the Plat thereof, August 6, 1930 and Ordinance No. 56365, May 21, 1929 and Resolution 20159, June, 1931. Said Parcel 3 being more particularly described as follows:

Beginning at a point on the West line of said Block 223, said point being North 10.00 feet from the Southwest corner thereof; thence North along the West line of said Block 223, a distance of 180.01 feet to a point that bears South
10.00 feet from the Northwest corner thereof; thence East parallel with the North line of said Blocks 223, 224, 225 and 226, a distance of 879.93 feet to a point on the East line of Lot 1, Block 226, said point being South 10.00 feet from the Northeast corner thereof; thence South along the East line of Lots 1 and 2, said Block 226, a distance of 90.00 feet to the Northwest corner of Lot 6, said Block 226; thence East along the North line of said Lot 6, a distance of
99.99 feet to the Northeast corner thereof; thence South along the East line of Lot 6 and Lot 5, said Block 226, a distance of 90.00 feet to a point that bears North 10.00 feet from the Southeast corner of said Block 226; thence West, parallel with the South line of said Blocks 226, 225, 224 and 223, a distance of
979.92 feet to the point of beginning.


PARCEL 33:

A tract of land situated in the Northeast quarter of Section 35, Township 1 North, Range 1 East of the Willamette Meridian, in the City of Portland, County of Multnomah and State of Oregon, and being a portion of Blocks 174 and 175, HOLLADAY'S ADDITION TO EAST PORTLAND, City of Portland, EXCEPT the East 10 feet of Block 175, and the East 10 feet and the South 10 feet of Block 174, as dedicated for public right of way pursuant to instrument recorded on April 4, 1958, in Book 1891, Page 374 and recorded on July 23, 1951, in Book 1488, Page 216, Multnomah County Deed Records, and TOGETHER WITH those portions of NE Clackamas Street, NE Wasco Street and NE 15th Avenue, inuring thereto as vacated pursuant to Ordinance No. 166704, recorded on December 23, 1993, in Book 2806, Page 281, as amended by instrument recorded on December 23, 1993, in Book 2806, Page 306, Multnomah County Deed Records, and subject to the rights of the public in and to those portions of Blocks 174 and 175 dedicated for public right of way pursuant to Ordinance No. 166704 and as further described in Dedication Deeds recorded on December 23, 1993, in Book 2806, Page 262, and Book 2806, Page 277, which instrument was re-recorded on July 15, 1994, in Recorder's Fee No. 94108110, and further re-recorded on August 1, 1994, as Recorder's Fee No. 94116499. Said Parcel 33 of land being described as follows:

Beginning at a point on the center line of NE 15th Avenue and being located North 00E00'00" East, a distance of 40.00 feet from the center line of NE Multnomah Street and NE 15th Avenue and running thence North 00E00'00" East on the center line of NE 15th Avenue, a distance of 535.79 feet to the Westerly line of relocated NE 16th Avenue, the beginning of a non-tangent 293.00 foot radius curve left (radius point bears North 58E09'05" East); thence on said Westerly line, also being the Northeasterly line of Parcels 4708-1e-V1 and 4708-1d-V2 and the Southwesterly line of Parcel 4708-1d-D and the Easterly line of Parcel 4708-1d-V2, Parcel 4708-2a-V and the West line of Parcels 708-2a-D and -1c-D, the following courses: on said curve through a central angle of 29E28'01" (the long chord of which bears South 46E34'52" East, a distance of 149.03 feet), an arc distance of
150.69 feet to the beginning of a tangent 207.00 foot radius curve right; thence on said curve through a central angle of 61E18' 52" (the long chord of which bears South 30E39'26" East, a distance of 211.10 feet), an arc distance of
221.52 feet to the end thereof; thence South 00E00'00" West, a distance of
251.76 feet to a point located North 00E00'00" East, a distance of 10.00 feet and South 90E00'00" West, a distance of 14.08 feet from the Southeast corner of Block 174; thence North 90E00'00" West on the North line of property conveyed to the City of Portland for street purposes recorded on July 23, 1951, in Book 1488, Page 216, and recorded on April 4, 1958, in Book 1891, Page 374, a distance of 215.89 feet to the point of beginning.


PARCEL 38:

A tract of land situated in the Northeast one-quarter of Section 35, Township 1 North, Range 1 East of the Willamette Meridian, in the City of Portland, County of Multnomah and State of Oregon, said tract being part of Blocks 161,172 and 173, HOLLADAY'S ADDITION TO EAST PORTLAND.

TOGETHER WITH that portion of NE Hassalo Street, vacated by Ordinance No.
59118, and that portion of NE Holladay Way, vacated by Ordinance No. 156681, and a portion of NE 15th Avenue, vacated by Ordinance No. 59118, and a portion of NE 16th Avenue and all of Tax Lot 1, vacated by Ordinance Nos. 156681, and 157954.

EXCEPTING that parcel conveyed to the City of Portland for widening of NE Multnomah Street as recorded in Book 1488, Page 216, and subject to the rights of the public in and to those portions of Block 173 dedicated for public right of way pursuant to Ordinance No. 166704 and as further described in Dedication Deed recorded December 23, 1993, Book 2806, Page 262, Deed Records of Multnomah County. The said Parcel 38 herein described being more particularly described as follows:

Beginning at a point that bears South 10.00 feet and East 5.00 feet from the Northeast corner of Block 160, said HOLLADAY'S ADDITION; thence East along the South line tracts of land conveyed to the City of Portland for street purposes by Deed recorded in said Book 1488, Page 216 and parallel with the North line of said Block 173, a distance of 268.43 feet to the Northwest corner of Parcel R/W 5223-D described in a Deed for right of way purposes in document Number 95-36947, recorded March 29, 1995 (correcting a description labeled R/W 4708-1b-D in Ordinance No. 166704, recorded December 23, 1993, recorded in Book 2806, Page 281), said point being South 10.00 feet and East 13.45 feet of the Northeast corner of Block 173; thence along the Westerly line of said Document 95-36947, along the arc of a non tangent 13.00 foot radius curve to the right through a central angle of 17E17'28" , an arc distance of 3.92 feet to a point of tangency (chord bears South 13E02'51" East 3.91 feet); thence South 4E24'08" East 65.14 feet to the end of said Westerly line; thence South 3E04'54" West, a distance of 20.19 feet; thence along the arc of a 270.00 foot radius curve to the right through a central angle of 48E09'07" (the long chord of which bears South 27E09'28" West, 220.29 feet), a distance of 226.91 feet to a point of non tangency; thence South 50E43'48" West, a distance of 37.52 feet; thence South 57E06'35" West a distance of 112.62 feet to the most Westerly corner of said Tax Lot 1 as described in Ordinance No. 157954; thence along the Southerly and Westerly lines of the tract described in Ordinance No. 156681 the following courses: North 52E07'22" West, a distance of
30.47 feet to an intersection with a 214.00 foot radius curve; thence along the arc of a 214.00 foot radius curve to the right through a central angle of 34E01'27" (the long chord of which bears South 37E50'53" West 125.22 feet), a distance of 127.08 feet to a point on the Westerly extension of the North line of NE Holladay Street; thence West along said Westerly extension a distance of
123.16 feet to a point that bears East 30.00 feet from the Southwest corner of Lot 4, said Block 161; thence along the arc of a 174.98 foot radius curve to the left through a central angle of 90E00'00" (the long chord of which bears North 45E00'00" East 247.46 feet), a distance of 274.86 feet to a point of tangency, said point being South 25.02 feet and East 5.00 feet from the Northeast corner of Lot 8, said Block 161; thence North a distance of 275.02 feet to the point of beginning.


PARCEL 44:

A tract of land situated in the North one-half of Section 35, Township 1
North, Range 1 East of the Willamette Meridian, in the City of Portland, County of Multnomah and State of Oregon, said tract being all of Blocks 152, 153, 160 and a portion of Block 161, HOLLADAY'S ADDITION TO EAST PORTLAND.

TOGETHER WITH that portion of vacated NE Hassalo Street and NE 14th Avenue and NE Holladay Way, being those vacated portions which inured to said blocks by reason of vacation thereof.

EXCEPTING those parcels conveyed to the City of Portland by Deeds recorded in Book 1177, Page 22 and Book 1488, Page 214, Deed Records of Multnomah County. Said Parcel 44 being more particularly described as follows:


Beginning at a point that bears South 10.00 feet and East 10.00 feet from the Northwest corner of said Block 153; thence East on a line 10.00 feet South of and parallel with the North line of said Blocks 153 and 160, a distance of
454.96 feet to the Northwest corner of that tract described in Ordinance No. 156681, recorded in Book 1887, Page 1818, said point being South 10.00 feet and East 5.00 feet from the Northeast corner of said Block 160; thence South parallel with the East line of said Blocks 160 and 161, a distance of 275.02 feet to a point of curve; thence along the arc of a 174.98 foot radius curve to the right, through a central angle of 90E00'00" (the long chord of which bears South 45E00'00" West 247.46 feet), a distance of 274.86 feet to a point that bears East 30.00 feet from the Southwest corner of Lot 4, Block 161; thence West along the South line of Blocks 161 and 152, a distance of 279.98 feet to a point that bears East 10.00 feet from the Southwest corner of Block 152; thence North parallel with the West line of said Blocks 152 and 153, a distance of 450.00 feet to the point of beginning.

PARCEL E-I (OVERHEAD BRIDGE)
A LEASEHOLD INTEREST

In a 50.00 foot wide air space tract as set forth in that certain
Air-Rights Lease dated July 20, 1989, recorded on August 28, 1989, in Book 2232 at Page 464, by and between the City of Portland, as lessor, and Si-Lloyd Associates Limited Partnership, as lessee, for an existing elevated vehicular bridge across NE Halsey Street, the tract being adjacent to Blocks 136 and 203, HOLLADAY'S ADDITION TO EAST PORTLAND, said tract being situated in the Southwest one-quarter of Section 26 and the Northwest one-quarter of Section 35, Township 1 North, Range 1 East of the Willamette Meridian, in the City of Portland, County of Multnomah and State of Oregon, and more particularly described as follows:

Beginning at a point on the East line of said Block 203 at the North line of NE Halsey Street as established 40.00 feet from the center line thereof by deed recorded in Book 1891, Page 374, Deed Records of Multnomah County, said point being North 10.00 feet from the Southeast corner thereof; thence East along said established North line of NE Halsey Street, a distance of 50.00 feet; thence South a distance of 80.00 feet to the South line of said established NE Halsey Street; thence West along the South line a distance of 50.00 feet to a point on the East line of said Block 136; thence North a distance of 80.00 feet to the point of beginning.


PARCEL E-2 (TUNNEL)

A leasehold interest as set forth in that certain Subsurface Lease dated July 20, 1989, recorded on August 28, 1989, in Book 2232 at Page 494, by and between the City of Portland, as lessor, and Si-Lloyd Associates Limited Partnership, as lessee, in the following described property:

A tract of land situated in the Southwest one-quarter of Section 26, and the Northwest one-quarter of Section 35, Township 1 North, Range 1 East of the Willamette Meridian, in the City of Portland, County of Multnomah and State of Oregon, said tract being a portion of NE Halsey Street as widened to an 80.00 feet width of deed recorded April 4, 1958, in Book 1891, Page 374, Deed Records of said Multnomah County, said tract being a part of Blocks 136, 137, 202 and 203 and the adjacent street thereto as shown on the plat of HOLLADAY'S ADDITION TO EAST PORTLAND, said tract being more particularly described as follows:

Beginning at a point that bears East along the center line of said NE
Halsey 410.00 feet from the center line of NE 10th Street, said beginning point being West 80.00 feet and South 30.00 feet from the Southeast corner of said Block 203; thence North a distance of 40.00 feet to the North line of NE Halsey Street as now established by said deed; thence East along said line of NE Halsey Street, a distance of 325.00 feet to a point that bears North 10.00 feet and West 15.00 feet from the Southeast corner of said Block 202; thence South 5E11'40" East a distance of 55.23 feet to a point thence South 53E14'28" East a distance of 41.77 feet to a point on the South line of NE Halsey Street as now established, said point being South 10.00 feet and East 23.46 feet from the Northeast corner of Block 137; thence West along said South line of NE Halsey Street, a distance of 363.46 feet to a point that bears South 10.00 feet and West 80.00 feet from the Northeast corner of said Block 136: thence North a distance of 40.00 feet to the point of beginning.

PARCEL E-4 (TUNNEL)

A leasehold interest as set forth in that certain Subsurface Lease dated July 20, 1989, recorded on August 28, 1989, in Book 2232 at Page 494, by and between the City of Portland, as lessor, and Si-Lloyd Associates Limited Partnership, as lessee, in the following described property:

A tract of land situated in the Southwest one-quarter of Section 26, Township 1 North, Range 1 East of the Willamette Meridian, in the City of Portland, County of Multnomah and State of Oregon, said tract being a portion of Block 203, 224 and 225 and the adjoining streets as shown on the plat of HOLLADAY'S ADDITION TO EAST PORTLAND, and more particularly described as follows:

Beginning at the Southeast corner of said Block 224 and running thence West along the South line thereof, a distance of48.11 feet; thence North 64E42'00" West a distance of 23.40 feet to a point on the North line of NE Weidler Street as widened by deed to the City of Portland, recorded in Book 1863, Page 141, Deed Records of said Multnomah County; thence East along said line of NE Weidler Street, a distance of 236.83 feet; thence South 44E46'30" West, a distance of
14.09 feet to a point on the South line of said Block 225, said point being East
97.64 feet from the Southwest corner thereof; thence West along said South line of Block 225, a distance of 63.36 feet; thence South 36E53'00" West, a distance of 87.52 feet to a point on the South line of NE Weidler Street as widened by said Book 1863, Page 141; thence West along said South line a distance of 61.14 feet to a point that bears South 10.00 feet and West 19.38 feet from the Northeast corner of said Block 203; thence North 36E53'00" East a distance of
87.52 feet to a point that bears East 33.14 feet from the Southeast corner of said Block 224; thence West a distance of 33.14 feet to the point of beginning.


PARCEL E-5 (SKYBRIDGE EASEMENT)

A tract of land situated in the Northwest one-quarter, Section 35, Township I North, Range I East of the Willamette Meridian, in the City of Portland, County of Multnomah and State of Oregon, said tract being an easement for an enclosed overhead pedestrian bridge between Block 115 and 98, HOLLADAY'S ADDITION TO EAST PORTLAND, and as contained in the Second Amendment and Restatement of Easement Agreement recorded October 23, 1990, Book 2355, Page 1856, and more particularly described as follows:

Commencing at a point which bears North 20.00 feet and East 10.00 feet from the Southwest corner of Block 114 of said HOLLADAY'S ADDITION, said point being on the East line of NE 9th Avenue as widened to an 80.00 foot width by deed recorded in Book 1865, Page 292, Deed Records of Multnomah County; thence North along the East line of said NE 9th Avenue 250.50 feet to the point of beginning of the tract herein to be described; thence West at 90E to said East line of NE 9th Avenue 80.00 feet to the West line of said NE 9th Avenue; thence North along said West line 33.00 feet; thence East at 90E to said West line 80.00 feet to the East line of said NE 9th Avenue; thence South along said East line 33.00 feet to the point of beginning.

PARCEL E-6

Together with those rights and easements constituting rights in real property created defined and limited by that certain Construction, Operation and Reciprocal Easement Agreement, dated July 19, 1990, recorded September 5, 1990, Book 2340, Page 1635, amended December 23, 1993, Book 2806, Page 272, and recorded April 29, 1994, as Recorder's Fee No. 94068247, between Si-Lloyd Associates Limited Partnership, an Indiana limited partnership and Nordstroms, Inc., a Washington corporation; and that certain Second Amendment to Construction, Operation and Reciprocal Easement Agreement, recorded January 6, 2000, Recorder's Fee No. 2000-001863 over the following described property:

A tract of land situated in the Northwest one-quarter of Section 35, Township 1 North, Range 1 East of the Willamette Meridian, in the City of Portland, County of Multnomah and State of Oregon, said tract being a portion of Blocks 114 and 115 of HOLLADAY'S ADDITION TO EAST PORTLAND, and being more particularly described as follows:

Commencing at the Southwest corner of said Block 114, HOLLADAY'S ADDITION; thence North along the West line of said Block 114 and the West line of a tract dedicated for street purposes by deed recorded in Book 1865, Page 292, Multnomah County Deed Records, a distance of 140.00 feet; thence East parallel with the South line of said Block 114, a distance of 10.00 feet to a point in the East line of said dedicated tract and the point of beginning of the tract herein to be described; thence North along the East line of said dedicated tract and parallel with the West line of said Blocks 114 and 115 a distance of 324.67 feet; thence East 15.67 feet; thence South 15.00 feet; thence East 17.33 feet to a point of curve; thence along the arc of a 5.17 foot radius curve to the right through a central angle of 90E00'00" an are length of 8.12 feet, said curve is subtended by a chord which bears South 45E00'00" East 7.31 feet; thence East
116.83 feet; thence South 20.42 feet; thence East 23.25 feet; thence South
251.08 feet; thence South 45E00'00" West 46.67 feet; thence West 145.25 feet to the point of beginning.


PARCEL E-7

Rights and benefits of those certain easements created pursuant to that certain Memorandum of Lease dated August 29, 1990, recorded on September 5, 1990, in Book 2340 at Page 1384, by and between Si-Lloyd Associates Limited Partnership, as Lessor, and The May Department Stores Company, as Lessee, for maintenance and repair of existing footings which support the Southeast deck of the basement level and a non exclusive irrevocable easement to attach and maintain the pedestrian bridges from the Southeast parking deck and Southwest parking deck to the Meier and Frank building.


PARCEL E-8


Together with those rights and easements constituting rights in real property created, defined and limited by that certain Easement Agreement by and between Glimcher Lloyd Venture, LLC, a Delaware limited liability company and Sears, Roebuck and Co., a New York corporation. recorded January 6, 2000 in Recorder's Fee No. 2000-001862, in the Clerk's Office of Multnomah County, State of Oregon.

                                    EXHIBIT B

                                  GROUND LEASE



Air-Rights Lease by and between Si-Lloyd Associates Limited Partnership, an Indiana limited partnership and the City of Portland, a municipal corporation of the State of Oregon, dated July 20, 1989 and recorded August 28, 1989 in Book 2232, Page 464, as amended by Amendment to Lease Agreement by and between City of Portland, a municipal corporation of the State of Oregon, the lessor and Si-Lloyd Associates Limited Partnership, a Delaware limited partnership, the lessee, dated September 14, 1998 and recorded September 25, 1998 as Instrument No 98172463, and assigned to Glimcher Lloyd Venture, LLC, a Delaware limited liability company by Assignment of Lease from Si-Lloyd Associates Limited Partnership, a Delaware limited partnership, all in the Clerk's Office of Multnomah County, Oregon.

Subsurface Lease by and between the City of Portland, a municipal corporation of the State of Oregon and Si-Lloyd Associates Limited Partnership, an Indiana limited partnership, dated July 20, 1989 and recorded August 28, 1989 in Book 2232, Page 494, as amended by Amendment to Lease Agreement by and between City of Portland, a municipal corporation of the State of Oregon, the lessor and Si-Lloyd Associates Limited Partnership, a Delaware limited partnership, the lessee, dated September 14, 1998 and recorded September 25, 1998 as Instrument No 98172464, and assigned to Glimcher Lloyd Venture, LLC, a Delaware limited liability company by Assignment of Lease from Si-Lloyd Associates Limited Partnership, a Delaware limited partnership, in the Clerk's Office of Multnomah county, Oregon.